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                           LOAN AND SECURITY AGREEMENT



                           Dated as of August 29, 1997

                                      among

                             ILD TELESERVICES, INC.
                                       and
                       INTELLICALL OPERATOR SERVICES, INC.

                                 (the Borrowers)

                                       and

                                NATIONSBANK, N.A.

                                  (the Lender)




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                               TABLE OF CONTENTS1

                                                                          Page

ARTICLE 1 - DEFINITIONS.......................................................1
          Section 1.01 Definitions............................................1
          Section 1.02 Other Referential Provisions..........................21
          Section 1.03 Exhibits and Schedules................................23

ARTICLE 2 - REVOLVING CREDIT FACILITY........................................23
          A.  REVOLVING CREDIT FACILITY......................................23
                   Section 2A.1  Revolving Credit Loans......................23
                   Section 2A.2  Manner of Borrowing Revolving Credit Loans..23
                   Section 2A.3  Repayment of Revolving Credit Loans.........24
                   Section 2A.4  Revolving Credit Note.......................24
                   Section 2A.5  Extension of Facility.......................24
          B.  TERM LOAN FACILITY.............................................25
                   Section 2B.1  Term Loan...................................25
                   Section 2B.2  Manner of Borrower and Disbursing Term Loan.25
                   Section 2B.3  Repayment of Term Loan; Required Prepayments25
                   Section 2B.4  Term Note...................................25

ARTICLE 3 - GENERAL LOAN PROVISIONS..........................................25
                   Section 3.01 Interest.....................................25
                   Section 3.02 Choice of Interest Rate; LIBOR Provisions....27
                   Section 3.03 Fees.........................................29
                   Section 3.04 Manner of Payment............................30
                   Section 3.05 Statements of Account........................30
                   Section 3.06 Termination of Agreement.....................30
                   Section 3.07 Increased Costs and Reduced Returns..........31
                   Section 3.08 Joint and Several Liability..................31
                   Section 3.09 Obligations Absolute.........................32
                   Section 3.10 Waiver of Suretyship Defenses................32

ARTICLE 4  - CONDITIONS PRECEDENT............................................33
                   Section 4.01 Conditions Precedent to Initial Loan.........33
                   Section 4.02 All Loans....................................37


--------
1 This Table of Contents is included for reference purposes only and does not constitute part of the Loan and Security Agreement.

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                                        i


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ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF THE BORROWER...................38
                   Section 5.01 Representations and Warranties...............38
                   Section 5.02 Survival of Representations and
                         Warranties, Etc.....................................44

ARTICLE 6 - SECURITY INTEREST................................................44
                   Section 6.01 Security Interest............................44
                   Section 6.02 Continued Priority of Security Interest......45

ARTICLE 7 - COLLATERAL COVENANTS.............................................46
                   Section 7.01 Collection of Receivables....................46
                   Section 7.02 Verification and Notification................46
                   Section 7.03 Disputes, Returns and Adjustments............47
                   Section 7.04 Invoices.....................................47
                   Section 7.05 Delivery of Instruments......................47
                   Section 7.06 Sales of Inventory...........................47
                   Section 7.07 Returned Goods...............................47
                   Section 7.08 Ownership and Defense of Title...............47
                   Section 7.09 Insurance....................................48
                   Section 7.10 Location of Offices and Collateral...........49
                   Section 7.11 Records Relating to Collateral...............49
                   Section 7.12 Inspection...................................49
                   Section 7.13 Information and Reports......................50
                   Section 7.14 Power of Attorney............................51
                   Section 7.15 Equipment....................................51
                   Section 7.16 Billing and Collection Agreements............51

ARTICLE 8 - AFFIRMATIVE COVENANTS............................................51
                   Section 8.01 Preservation of Corporate Existence and
                         Similar Matters.....................................51
                   Section 8.02 Compliance with Applicable Law...............51
                   Section 8.03 Conduct of Business..........................52
                   Section 8.04 Payment of Taxes and Claims..................52
                   Section 8.05 Accounting Methods and Financial Records.....52
                   Section 8.06 Use of Proceeds..............................52
                   Section 8.07 Hazardous Waste and Substances; Environmental
                         Requirements........................................52
                   Section 8.08 Accuracy of Information......................53
                   Section 8.09 Revisions or Updates to Schedules............53
                   Section 8.10 Covenants in WorldCom Acquisition Documents..53

 ARTICLE 9 - INFORMATION.....................................................53
                   Section 9.01 Financial Statements.........................54
                   Section 9.02 Accountants' Certificate.....................54
                   Section 9.03 Officer's Certificate........................55

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                   Section 9.04 Management Reports...........................55
                   Section 9.05 Copies of Other Reports. ....................55
                   Section 9.06 Notice of Litigation and Other Matters.......55
                   Section 9.07 ERISA........................................56

ARTICLE 10 - NEGATIVE COVENANTS..............................................57
                   Section 10.01 Financial Ratios............................57
                   Section 10.02 Indebtedness................................58
                   Section 10.03 Guaranties..................................58
                   Section 10.04 Investments.................................58
                   Section 10.05 Capital Expenditures........................58
                   Section 10.06 Restricted Distributions and Payments.......58
                   Section 10.07 Merger, Consolidation and Sale of Assets....58
                   Section 10.08 Affiliate Transactions......................58
                   Section 10.09 Liens.......................................58
                   Section 10.10 No Negative Pledges.........................59
                   Section 10.11 Operating Leases............................59
                   Section 10.12 Benefit Plans...............................59
                   Section 10.13 Sales and Leasebacks........................59
                   Section 10.14 Amendments of Other Agreements..............59
                   Section 10.15 Minimum Availability........................59
                   Section 10.16 Net Income..................................59

ARTICLE 11 - DEFAULT.........................................................59
                   Section 11.01 Events of Default...........................59
                   Section 11.02 Remedies....................................63
                   Section 11.03 Application of Proceeds.....................65
                   Section 11.04 Power of Attorney...........................66
                   Section 11.05 Miscellaneous Provisions Concerning
                         Remedies............................................66
                   Section 11.06 Trademark License...........................67

ARTICLE 12 - MISCELLANEOUS...................................................67
                   Section 12.01 Notices.....................................67
                   Section 12.02 Expenses....................................69
                   Section 12.03 Stamp and Other Taxes.......................70
                   Section 12.04 Setoff......................................70
                   Section 12.05 Litigation..................................70
                   Section 12.06 Waiver of Rights............................71
                   Section 12.07 Reversal of Payments........................71
                   Section 12.08 Injunctive Relief...........................72
                   Section 12.09 Accounting Matters..........................72
                   Section 12.10 Assignment; Participation ..................72
                   Section 12.11 Amendments..................................72
                   Section 12.12 Performance of Borrowers' Duties............72
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                   Section 12.13 Indemnification ............................72
                   Section 12.14 All Powers Coupled with Interest............73
                   Section 12.15 Survival....................................73
                   Section 12.16 Severability of Provisions..................73
                   Section 12.17 Governing Law...............................73
                   Section 12.18 Counterparts................................73
                   Section 12.19 Reproduction of Documents...................73
                   Section 12.20 Funds Transfer Services.....................74



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                             EXHIBITS AND SCHEDULES

EXHIBIT A                FORM OF REVOLVING CREDIT NOTE
EXHIBIT B                FORM OF TERM NOTE
EXHIBIT C                FORM OF BORROWING BASE CERTIFICATE

SCHEDULE 5.01(a)         JURISDICTIONS IN WHICH EITHER BORROWER IS
                         QUALIFIED AS A FOREIGN CORPORATION
SCHEDULE 5.01(b)         BORROWERS' CAPITAL STOCK
SCHEDULE 5.01(e)         BORROWERS' BUSINESS
SCHEDULE 5.01(f)         EXCEPTIONS TO GOVERNMENTAL APPROVALS
SCHEDULE 5.01(g)         NON LIEN TITLE EXCEPTIONS AND DEFECTS AND
                         PROPERTY DISPOSED OF OUT OF ORDINARY COURSE OF
                         BUSINESS
SCHEDULE 5.01(h)         LIENS
SCHEDULE 5.01(i)         INDEBTEDNESS FOR MONEY BORROWED AND
                         GUARANTIES
SCHEDULE 5.01(j)         LITIGATION
SCHEDULE 5.01(k)         TAX RETURNS AND PAYMENTS
SCHEDULE 5.01(o)         ERISA
SCHEDULE 5.01(t)         LOCATION OF CHIEF EXECUTIVE OFFICE(S)
SCHEDULE 5.01(u)         LOCATIONS OF INVENTORY
SCHEDULE 5.01(v)(I)      CORPORATE AND FICTITIOUS NAMES OF BORROWERS
SCHEDULE 5.01(v)(II)     CORPORATE AND FICTITIOUS NAMES TRANSFERRED
                         TO BORROWERS
SCHEDULE 5.01(v)(III)    NAMES UNDER WHICH BORROWERS CREATE
                         RECEIVABLES
SCHEDULE 5.01(z)         EMPLOYEE RELATIONS
SCHEDULE 5.01(aa)        INTELLECTUAL PROPERTY
SCHEDULE 5.01(bb)        BANK ACCOUNTS
SCHEDULE 5.01(dd)        BROKER'S FEES
SCHEDULE 8.06            USE OF PROCEEDS

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                           LOAN AND SECURITY AGREEMENT

                           Dated as of August 29, 1997

         ILD TELESERVICES, INC., a Delaware corporation ("ILD"), INTELLICALL OPERATOR SERVICES, INC. ("IOS") (ILD and IOS are each referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and NATIONSBANK, N.A., a national banking association ("Lender"), agree as follows:

RECITALS: ILD has entered into that certain Asset Purchase Agreement, dated as of February 27, 1997, with WorldCom, Inc., as amended by that certain Amendment No. 1 dated August 29, 1997 (as so amended, the "WorldCom Agreement"), pursuant to which ILD will purchase certain assets and contracts relating to the operator services business of WorldCom, Inc. (the "WorldCom Acquisition") to be utilized, in part, in connection with the WorldCom Acquisition.

         The Borrowers have requested that Lender make a revolving credit facility available to the Borrowers in an amount up to $20,000,000 and make a $5,000,000 term loan to the Borrowers. The Borrowers' business is a mutual and collective enterprise, and the Borrowers believe that the consolidation of all loans and other accommodations under this Agreement will enhance the Borrowers' aggregate borrowing power, simplify and facilitate the process of allocating certain resources between the Borrowers to the mutual advantage of both Borrowers and the distinct individual advantage of each Borrower, and enhance the administration of their individual and collective relationships with the Lender, all to the Borrowers' individual and mutual advantage.

                              ARTICLE - DEFINITIONS

         Section  Definitions.  For the purposes of this Agreement:

         "Account Debtor" means a Person who is obligated on a Receivable.

         "Acquire" or "Acquisition", as applied to any Business Unit or Investment, means the acquisition of such Business Unit or Investment by purchase, exchange, issuance of stock or other securities, or by merger, reorganization or any other method.

         "Advance(s)" means any and all Prime Rate Advances and LIBOR Advances.

         "Affiliate" means, with respect to a Person, (a) any officer, director, employee or managing agent of such Person, (b) any spouse, parents, brothers, sisters, children and grand-

children of such Person, (c) any association, partnership, trust, entity or enterprise in which such Person is a director, officer or general partner, (d) any other Person that, (i) directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds

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10% or more of any class of voting stock or  partnership  or other interest of such Person or any Subsidiary of suchPerson, or (iii) 10% or more of the voting stock or partnership or other interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other interests, by contract or otherwise.

         "Agreement" means this Agreement, including the Exhibits and Schedules hereto, and all amendments, modifications and supplements hereto and thereto and restatements hereof and thereof.

         "Agreement Date" means the date as of which this Agreement is dated.

         "Applicable Law" means all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and of all order and decrees of all courts and arbitrators, including without limitation, Environmental Laws.

         "Applicable Margin" shall mean with respect to the Revolving Credit Facility, the percentage per annum set forth below opposite the ratio of Senior Funded Debt/EBITDA, to be determined as of the last business day of each year, commencing with the financial results reflected in the audited financial statements delivered to Lender with respect to Borrower's 1998 fiscal year:

                                                   Applicable Margin
                                                   -----------------
         Senior Funded Debt/EBITDA      Prime Rate Advance(s)   LIBOR Advance(s)
         -------------------------      ---------------------   ----------------

         Greater than 3.25 to
           1.0                                   .50%                  2.75%

         Greater than or equal to
           2.75 to 1.0 and less than
           3.25 to 1.0                           .25%                  2.50%

         Less than 2.75 to 1.0                   .00%                  2.25%

         "Applicable Spread" shall mean with respect to the Revolving Credit Facility, .50% per annum in the case of Prime Rate Advance(s), and, 2.75% per annum in the case of LIBOR Advance(s).

         "Asset Disposition" means the disposition of any or all assets of either of the Borrowers, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise, other than sales of Inventory in the ordinary course of business.

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     "Availability"  means  as of the  date  of  determination,  the  amount  of
Revolving Credit Loans available to be borrowed collectively by the Borrowers hereunder in accordance with Section 2.A1, less the sum of the outstanding principal balance of all Revolving Credit Loans hereunder as of such date.

     "Benefit Plan" means an employee benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which a Person or any Related Company is, or within the immediately preceding 6 years was, an "employer" as defined in Section 3(5) of ERISA, including such plans as may be established after the Agreement Date.

     "Borrowers" means, collectively, ILD and IOS, and "Borrower" means any such person individually, and its or their respective successors and permitted assignees.

     "Borrowing Base" means at any time an amount equal to the sum of:

     85% (or such lesser percentage as the Lender may in its reasonable credit judgment determine from time to time) of the face value of Eligible Receivables due and owing at such time, minus

     $250,000, held as a concentration reserve until and unless Receivables billed by Network Operator Services, Inc. as of the Effective Date are billed directly by a Borrower, minus

     (c) $250,000, held as a reserve until and unless Receivables currently billed on behalf of Borrowers by Integretel, Incorporated are converted to ILD's billing system, minus

     (d) a reserve to be calculated by Lender, in its sole discretion, from time to time upon notice from a Borrower that such Borrower owes any Wholesale Billing and Collection Customer (including, without limitation, WorldCom) more money than that Borrower currently is holding in its possession on behalf of such Wholesale Billing and Collection Customer, minus

     (e) beginning November 1, 1997, a dilution reserve in an amount equal to two and one-half percent (2.5%) of Eligible Receivables; minus

     (f) such other reserves as Lender may determine from time to time in the exercise of its reasonable credit judgment.

     "Borrowing Base Certificate" means a certificate duly executed by an authorized officer of ILD appropriately completed and in the form of Exhibit C attached hereto.

     "Business Day" means (a) any day other than a Saturday, Sunday or other day on which banks in the city in which the principal office of the Lender is located are authorized to close, and (b) with respect to all notices, determinations, fundings and payments in connection


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with a LIBOR Advance, any day that is a Business Day described in clause(a)
and that is also a day for trading by and between banks in Dollar deposits in the applicable interbank market.

         "Business Unit" means the assets constituting the business, or a division or operating unit thereof, of any Person.

         "Capital Expenditures" means, with respect to any Person, all expenditures made and liabilities incurred for the acquisition of assets (other than assets which constitute a Business Unit) which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

         "Capitalized Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         "Capitalized Lease Obligation" means Indebtedness represented by obligations under a Capitalized Lease, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" means and includes the total of all of each Borrower's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

     (a)          all Receivables,

     (b)          all Inventory,

     (c)          all Contract Rights,

     (d)          all General Intangibles,

     (e)          all Equipment,

     (f)          all Deposit Accounts,

     (g)          all Real Estate,

     (h) all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other properties,


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     (i)         all services  which have been  performed,  the  performance of which gives or purports to give rise to any Receivable, whether or not invoiced by or on behalf of any Person,

     (j) all mortgages, deeds to secure debt and deeds of trust on personal property, guaranties, leases, security agreements and other agreements and property which secure or relate to any Receivable or other Collateral or are acquired for the purpose of securing and enforcing any item thereof,

     (k)         all  documents  of  title,   policies  and   certificates   of
insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any and all items of Collateral,

     (l) all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

     (m) all cash deposited with the Lender or any Affiliate thereof or which the Lender is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Security Documents, and

     (n) any and all products and cash and non-cash proceeds of the foregoing (including, but not limited to, any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

         "Contract Rights" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, to the extent that the same may lawfully be assigned.

         "Contribution Documents" means (a) collectively all stock certificates or other documentation evidencing the Contributions, and (b) collectively all of the agreements, instruments and documents executed in connection with the Contributions.

         "Contributions" means the contribution as of the Effective Date by certain new or existing shareholders of ILD of not less than $1,600,000 to the capital of ILD, at least $500,000 of which shall be contributed to the capital of ILD by WorldCom.


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         "Default" means any of the events specified in Section 11.01 that, with the passage of time or giving of notice or both, would constitute an Event of Default.

         "Default Margin" means two percent (2%) per annum.

         "Deposit Accounts" means any demand, time, savings, passbook or like account maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the UCC.

         "Disbursement Account" means the account maintained by and in the name of the Borrowers (or in the name of either Borrower designated by the Borrowers) with the Lender for the purpose of disbursing Revolving Credit Loan proceeds and amounts credited thereto pursuant to Sections 2.A2(b)(i) and the cash management system maintained by the Borrowers pursuant to 7.01.

         "Dollar" and "$" means freely transferable United States dollars.

         "EBITDA" means, for any period, the Borrowers' and their consolidated Subsidiaries' Net Income for such period before deduction of interest, taxes depreciation and amortization expense, all on a consolidated basis, determined in accordance with GAAP, less (a) non-cash credits increasing Borrowers' Net Income, less (b) cash dividends or distributions made by Borrowers.

         "ERISA" means the Employee Retirement Income Security Act of 1974 and all regulations promulgated thereunder, as in effect from time to time, and any successor statute or regulations.

         "Effective Date" means the later of (a) the Agreement Date, and (b) the first date on which all of the conditions set forth in Section 4.01 shall have been fulfilled or waived by the Lender.

         "Effective Interest Rate" means the rate of interest per annum on the Loans in effect from time to time pursuant to the provisions of Section 3.01(a),
(b) and (c).

         "Eligible Receivables" means the total of all of the unpaid portions of any Receivables (other than Wholesale Billing and Collection Receivables) payable in Dollars to a Borrower by a Person whose principal place of business is in the United States of America or Canada, net of any taxes, holdbacks, returns, discounts, claims, credits, charges or other allowances, commissions, offsets, deductions, counterclaims, disputes or other defenses and reduced by the aggregate amount of all reserves, limits and deductions provided for in this definition and elsewhere in this Agreement which is deemed by the Lender in the exercise of its reasonable credit judgment to be eligible for inclusion in the calculation of the Borrowing Base. Unless otherwise approved in writing by the Lender, no Receivable of either Borrower shall be deemed an Eligible Receivable unless it also meets all of the following requirements: (a) such
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Receivable  is owned by a Borrower  and  represents  a  complete  bona fide transaction which requires no further act under any circumstances on the part of such Borrower to make such Receivable payable by the Account Debtor; (b) such Receivable is not unpaid more than 90 days after the date of creation of the original call detail record with respect to such call or past due more than 44 days after its invoice due date, which shall not be later than 45 days after the creation of the original call detail record with respect to such call; (c) such Receivable does not arise out of any transaction with any Subsidiary, Affiliate (excluding WorldCom), creditor, lessor or supplier of such Borrower; (d) such Receivable is not owing by an Account Debtor more than fifty percent (50%) of whose then-existing accounts owing to either of the Borrowers do not meet the requirements set forth in clause (b) above; (e) Accounts due from an Account Debtor which Lender has notified Borrowers has an unsatisfactory credit standing as determined by Lender in its reasonable credit judgment; (f) such Receivable is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any applicable law now or hereafter existing similar in effect thereto, as determined in the sole discretion of the Lender, or to any provision prohibiting its assignment or requiring notice of or consent to such assignment;
(g) such Borrower is not in breach of any express or implied representation or warranty with respect to the goods or services the sale or performance of which gave rise to such Receivable; (h) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in the Lender's sole judgment, have a Materially Adverse Effect on such Account Debtor; (i) the goods or services the sale or performance of which gave rise to such Receivable were shipped, delivered or provided to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis or on the basis of any other similar understanding, and such goods or services have not been returned or rejected; (j) such Receivable is not owing by an Account Debtor who individually or together with a group of affiliated Account Debtors has then-existing accounts owing to such Borrower which exceed in face amount twenty-five percent (25%) of such Borrower's total Eligible Receivables (other than as to WorldCom); (k) such Receivable is evidenced by call detail record or other documentation in form acceptable to the Lender containing only terms normally offered by such Borrower, and dated no later than 45 days after completion of the services giving rise to such Receivable; (l) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present, or contingent (and no facts exist which are the basis for any future), offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor; (m) such Receivable is not evidenced by chattel paper or an instrument of any kind, unless such chattel paper or instrument has been delivered and endorsed and/or assigned to the Lender; (n) if such Receivable arises from the performance of services, such services have been fully performed, and if the billing and collection for such service is being undertaken by a third party, all required verification, rating and processing has been performed and the call detail records have been received by the billing and collection agent (other than in the case of otherwise Eligible Receivables to be processed by Sprint Communications or Network Operator Services, Inc. (collectively, "Sprint/NOS Receivables"), in which case the eligible portion of such Receivables shall equal ILD's good faith estimate, based on historical traffic
78369
                                        7
patterns and as specifically identified in the Borrowing Base Certificate including such Receivables, of the amount of such Receivables, provided that such call detail records shall have been transmitted for collection within twenty (20) days after the last day of the immediately preceding month); (o) such Receivable, if it arises in connection with a LEC Payment, (i) is the subject of an agreement between the applicable LEC and WorldCom, which agreement has been validly assigned to ILD by WorldCom (such assignment having been acknowledged by the applicable LEC), or (ii) is the subject of a valid, first priority Lien granted by WorldCom in favor of ILD and assigned to Lender; (p) such Receivable is subject to the Security Interest, which is perfected as to such Receivable, and is subject to no other Lien whatsoever other than a Permitted Lien and the goods giving rise to such Receivable were not, at the time of the sale thereof, subject to any Lien other than a Permitted Lien; (q) such Receivable is not a duplicate billing; and (r) such Receivable, if billed on behalf of Borrower by a third-party, has been confirmed by or on behalf of the billing agent (other than Sprint/NOS Receivables which shall not be subject to this condition).

         "Environmental Laws" means all federal, state, local and foreign laws now or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, and any and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder.

         "Equipment" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising machinery, apparatus, equipment, motor vehicles, tractors, trailers and other tangible personal property (other than Inventory) of every kind and description used in such Person's business operations or owned by such Person or in which such Person has an interest and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

         "Event of Default" means any of the events specified in Section 11.01.

         "Financing Statements" means the Uniform Commercial Code financing statements executed and delivered by each of the Borrowers to the Lender, naming the Lender as secured party and each such Borrower as debtor, in connection with this Agreement.

         "Fixed Charge Coverage Ratio" means, for any period, (a) EBITDA, minus unfunded Capital Expenditures and income taxes actually paid divided by (b) Fixed Charges.

         "Fixed Charges" means, for any period, (a) Interest Expense, plus (b) scheduled payments of principal due with respect to Indebtedness, including, without limitation,
78369
                                        8
scheduled principal payments under the Term Loan, the Sirrom Subordinated Indebtedness and payments with respect to Capitalized Leases.

         "GAAP" means generally accepted accounting principles consistently applied and maintained throughout the period indicated and consistent with the prior financial practice of the Person referred to.

         "General Intangibles" means, as to any Person, all of such Person's then owned or existing and future acquired or arising general intangibles, chooses in action and causes of action and all other intangible personal property of such Person of every kind and nature (other than Receivables), including, without limitation, Intellectual Property, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, reversions or any rights thereto and any other amounts payable to such Person from any Benefit Plan, Multi-

employer Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Person is beneficiary and any letter of credit, guarantee, claims, security interest or other security held by or granted to such Person to secure payment by an Account Debtor of any of the Receivables.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local, foreign national or provincial, and all agencies thereof.

         "Governmental Authority" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

         "Guaranty", "Guaranteed" or to "Guarantee," as applied to any obligation of another Person shall mean and include

          (a)   a  guaranty   (other  than  by   endorsement   of   negotiable
instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation of such other Person, and

          (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation of such other Person whether by (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any


78369
                                        9
part or all of such obligation or to assure the owner of such obligation against loss, (iii) the supplying of funds to, or in any other manner investing in, the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.

         "Indebtedness" of any Person means, without duplication, (a) Liabilities, (b) all obligations for money borrowed or for the deferred purchase price of property or services or in respect of reimbursement obligations under letters of credit, (c) all obligations represented by bonds, debentures, notes and accepted drafts that represent extensions of credit, (d) Capitalized Lease Obligations, (e) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person, (f) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person, and (g) without duplication of any of the foregoing, in the case of any Borrower, any Loan.

         "Initial Loan" means the Revolving Credit Loan and the Term Loan made to the Borrowers on the Effective Date.

         "Intellectual Property" means, as to any Person, all of such Person's then owned existing and future acquired or arising patents, patent rights, copyrights, works which are the subject of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations and continuations-in-part of any of the foregoing and all rights to sue for past, present and future infringements of any of the foregoing.

         "Interest Expense" means interest on Indebtedness, including the interest portion of Capitalized Leases, during the period for which computation is being made, all as determined in accordance with GAAP, excluding (a) the amortization of fees and costs incurred with respect to the closing of loans which may be capitalized as transaction costs in accordance with GAAP, and (b) interest paid in kind.

         "Interbank Offered Rate" means, with respect to any LIBOR Advance for the Interest Period applicable thereto, the average (rounded upward to the nearest one-sixteenth of one percent) per annum rate of interest determined by the office of the Lender then determining such rate (each such determination to be conclusive and binding) as of two (2) Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in Dollars are being, have been, or would be offered or quoted

78369
                                       10
by the Lender to major banks in the applicable interbank market for LIBOR deposits at any time during the Business Day which is the second (2nd) Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of the requested Advance. If no such offers or quotes are generally available for such amount, then the Lender shall be entitled to determine the LIBOR by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quotes or offers were generally available.

         "Interest Period" means, in connection with any LIBOR Advance, the term selected by the Borrowers or otherwise determined in accordance with this Agreement, which may have a duration of one (1), three (3) or six (6) months. Notwithstanding the foregoing, however, (a) any applicable Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any applicable Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (a) above) end on the last day of such calendar month, and (c) no Interest Period shall extend beyond the Termination Date, or such earlier date as would interfere hereunder with the repayment obligations of the Borrowers.

         "Inventory" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising (a) goods intended for sale or lease or for display or demonstration, (b) work in process, (c) raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or otherwise used or consumed in the conduct of business, and (d) documents evidencing and general intangibles relating to any of the foregoing.

         "Investment" means, with respect to any Person: (a) the direct or indirect purchase or acquisition of any beneficial interest in, including stock, partnership interests or other securities of, evidence of Indebtedness of or other security issued by any other Person, (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business for business expenses,
(c) any Guaranty of the obligations of any other Person, or (d) any commitment or option to take any of the actions described in clauses (a), (b) or (c) above.

         "LEC" means any Regional Bell Operating Company, independent local exchange company, credit card company or provider of local telephone service which is a party to (whether by assignment or otherwise) a billing and collection agreement.

         "LEC Payment" means all amounts received from a LEC in connection with any billing and collection agreement.


78369
                                       11

         "Lender" means NationsBank, N.A., a national banking association, and its successors and assigns.

         "Lender's Office" means the office of the Lender specified in or determined in accordance with the provisions of Section 12.01(c).

         "Liabilities"   means  all  liabilities  of  a  Person   determined  in
accordance with GAAP and includable on a balance sheet of such Person prepared in accordance with GAAP.

         "LIBOR" means, with respect to the Interest Period applicable thereto, a simple per annum interest rate determined pursuant to the following formula:

                  LIBOR    =                    Interbank Offered Rate
                                             ----------------------------
                                             1 - LIBOR Reserve Percentage

The LIBOR shall be adjusted automatically as of the effective date of any change in the LIBOR Reserve Percentage.

         "LIBOR Advance" means any Loan which bears interest at the time in question based on LIBOR.

         "LIBOR Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable to any member bank with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of the LIBOR Advances is determined), whether or not Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. The LIBOR Advances shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without the benefit of credits for proration, exceptions or offsets that may be available from time to time to Lender.

         "Lien" as applied to the property of any Person means: (a) any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person or upon the income or profits therefrom, (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person, (c) any Indebtedness which is unpaid more than 30 days after the same shall have become due and payable and which if unpaid might by law (including, but not limited to, bankruptcy and

78369
                                       12
insolvency laws) or otherwise be given any priority whatsoever over general unsecured creditors of such Person, and (d) the filing of, or any agreement to
give,  any  financing   statement  under  the  UCC  or  its  equivalent  in  any
jurisdiction.

         "Loan" means any Revolving Credit Loan or the Term Loan, as well as all such Loans collectively, and shall include, without, limitation Prime Rate Advances and LIBOR Advances.

         "Loan Documents" means, collectively, this Agreement, the Notes, the Security Documents and each other instrument, agreement and document executed and delivered by either

Borrower in connection with this Agreement and each other instrument, agreement or document referred to herein or therein or contemplated hereby or thereby.

         "Materially Adverse Effect" means any act, omission, event or undertaking which would, singly or in the aggregate, have a materially adverse effect upon (a) the business, assets, properties, liabilities, condition (financial or otherwise), results of operations or business prospects of either Borrower or any of their respective Subsidiaries, (b) the respective ability of either Borrower or any of their respective Subsidiaries to perform any obligations under this Agreement or any other Loan Document to which it is a party, or (c) the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document or the ability of Lender to enforce any rights or remedies under or in connection with any Loan Document; in any case, whether resulting from any single act, omission, situation, status, event, or undertaking, together with other such acts, omissions, situations, statuses, events, or undertakings.

         "Money Borrowed" means, as applied to Indebtedness, (a) Indebtedness for money borrowed, (b) Indebtedness, whether or not in any such case the same was for money borrowed, (i) represented by notes payable and drafts accepted, that represent extensions of credit, (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid (other than trade Indebtedness) or that was issued or assumed as full or partial payment for property, (c) Indebtedness that constitutes a Capitalized Lease Obligation, and (d) Indebtedness that is such by virtue of clause (f) of the definition thereof, but only to the extent that the obligations Guaranteed are obligations that would constitute Indebtedness for Money Borrowed.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which a Borrower or a Related Company is required to contribute or has contributed within the immediately preceding 6 years.

         "Net Income" or "Net Loss" means, as applied to any Person, the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes and all other proper deductions), all determined in accordance with GAAP, provided that there shall be excluded: (a) the net income (or net loss) of any Person accrued prior to the date it

78369
                                       13
becomes a Subsidiary of, or is merged into or consolidated with, the Person whose Net Income is being determined or a Subsidiary of such Person, (b) the net income (or net loss) of any Person in which the Person whose Net Income is being determined or any Subsidiary of such Person has an ownership interest, except, in the case of net income, to the extent that any such income has actually been received by such Person or such Subsidiary in the form of cash dividends or similar distributions, (c) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period, (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, Business Units and other capital assets, provided that there shall also be excluded any related charges for taxes thereon, (e) any net gain arising from the collection of the proceeds of any insurance policy, (f) any write-up of any asset, and (g) any other extraordinary item.

         "Net Proceeds" means proceeds received by either of the Borrowers or any of their respective Subsidiaries in cash from any Asset Disposition (including payments under notes or other debt securities received in connection with any Asset Disposition as and when received and insurance proceeds and awards of condemnation), net of (a) the costs of such sale, lease, transfer or other disposition (including customary costs incurred in anticipation of the sale and reasonable legal, advisory and other fees and expenses including mortgage title and recording expenses associated therewith) and (b) amounts applied to repayment of Indebtedness (other than the Secured Obligations) secured by a lien, security interest, claim or encumbrance on the asset or property disposed.

         "Net Worth" of any Person means, as of any date of determination, the total shareholders' equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

         "Notes" means collectively the Revolving Credit Note and the Term Note.

         "Obligor" means both of the Borrowers, each party to the Security Documents (other than the Lender), and each other party at any time primarily or secondarily, directly or indirectly, liable on any of the Secured Obligations.

         "Operating Lease" means any lease (other than a lease constituting a Capitalized Lease Obligation) of real or personal property.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

         "Permitted Asset Dispositions" shall mean and include the sale by ILD of its operations associated with prisons and correctional facilities for not less than $1,000,000, which sale shall only be permitted hereunder in the event that no Event of Default has occurred hereunder and that after giving effect to the consummation of such a sale an Event of Default shall not occur hereunder; provided, however, that the first $500,000 of the Net
78369
                                       14

Proceeds of such sale shall be applied to the outstanding principal and interest due under the Term Note and the second $500,000 of the Net Proceeds of such sale shall be applied to the Sirrom Subordinated Indebtedness, with the remainder of such Net Proceeds being applied to the outstanding principal and interest due under the Revolving Credit Note.

         "Permitted Distributions" means dividends declared by Borrowers with respect to such Borrower's capital stock together with scheduled payments of interest due in connection with the Shareholder Subordinated Indebtedness, in the aggregate, in an amount not to exceed $700,000 for fiscal year 1997, and in an amount not to exceed $1,500,000 in any fiscal year thereafter.

         "Permitted Guaranties" means only such guaranties, if any, as are set forth and disclosed in Schedule 5.01(i) attached hereto and incorporated herein.

         "Permitted Indebtedness for Money Borrowed" means Indebtedness for Money Borrowed which is not secured by a Lien other than a Permitted Lien and which, in an aggregate amount as to both Borrowers, does not at any time exceed $250,000.

         "Permitted Investments" means Investments of either of the Borrowers in: (a) negotiable certificates of deposit, time deposits and banker's acceptances issued by the Lender or any Affiliate of the Lender or by any United States bank or trust company having capital, surplus and undivided profits in excess of $250,000,000, (b) any direct obligation of the United States of America or any agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same, (c) sales on credit in the ordinary course of business on terms customary in the industry, and (d) notes, accepted in the ordinary course of business, evidencing overdue accounts receivable arising in the ordinary course of business.

         "Permitted Liens" means: (a) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but (i) in all cases, only if payment shall not at the time be required to be made in accordance with Section 8.04, and (ii) in the case of warehousemen or landlords controlling locations where Inventory is located, only if such liens have been waived or subordinated to the Security Interest in a manner satisfactory to the Lender; (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under surety or performance bonds, in each case arising in the ordinary course of business; (c) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of the Real Estate, which in the sole judgment of the Lender do not materially detract from the value of such Real Estate or impair the use thereof in the business of the Borrower which owns such Real Estate; (d) Purchase Money Liens securing Permitted Purchase Money Indebtedness;
(e)  Liens of the  Lender  arising  under  this  Agreement

78369
                                       15
and the other Loan Documents; (f) Liens arising out of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which any subject Borrower is fully protected by insurance or in respect of which any such Borrower shall in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured, and as to which appropriate reserves have been established on the books of any such Borrower; and (g) Liens under the Sirrom Subordinated Indebtedness.

     "Permitted Purchase Money Indebtedness" means Purchase Money Indebtedness secured only by Purchase Money Liens and Capitalized Lease Obligations, incurred by either or both Borrowers after the Agreement Date, up to an aggregate amount outstanding (as to both Borrowers) at any time equal to $1,000,000.

     "Person" means an individual, corporation, partnership, association, trust or unincorporated organization or a government or any agency or political subdivision thereof.

     "Prepayment Premium" means an amount equal to (i) $750,000, in the event Borrowers terminate the Revolving Credit Facility during the twelve (12) month period immediately following the Effective Date, (ii) $300,000, in the event Borrowers terminate the Revolving Credit Facility during the twelve (12) month period following the first (1st) anniversary of the Effective Date, or (iii) $100,000, in the event Borrowers terminate the Revolving Credit Facility at any time thereafter other than on the Termination Date; provided, however, that no amount will be due under this subclause (iii) in the event the Revolving Credit Facility is terminated by Borrowers and replaced by a facility with NationsBank Capital Markets, Inc.

     "Prime Rate" means during the period from the Effective Date through the last day of the month in which the Effective Date falls, the per annum rate of interest publicly announced by the Lender at its principal office as its "prime rate" as in effect on the Effective Date, and thereafter during each succeeding calendar month, means such "prime rate" as in effect on the last Business Day of the immediately preceding calendar month. Any change in an interest rate resulting from a change in the Prime Rate shall become effective as of 12:01 a.m. on the first day of the month following the month in which such change was announced. The Prime Rate is a reference used by the Lender in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor.

     "Prime Rate Advance" means any Loan which bears interest at the time in question based on the Prime Rate.

     "Purchase Money Indebtedness" means Indebtedness created to finance the payment of all or any part of the purchase price (not in excess of the fair market value thereof) of any tangible asset (other than Inventory) and incurred at the time of or within 10 days prior to or after the acquisition of such tangible asset.


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     "Purchase Money Lien" means any Lien securing Purchase Money  Indebtedness, but only if such Lien shall at all times be confined solely to the tangible asset (other than Inventory) the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

     "Real Estate" means all of each Borrower's now-owned and hereafter acquired interests in real property.

     "Receivables" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising (a) rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, Contract Rights, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person and guaranties, security and Liens securing payment thereof, (b) goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, including, without limitation, call detail records (whether or not validated, rated or otherwise processed in form for delivery to a billing and collection agent), and (c) cash and non-cash proceeds of any of the foregoing.

     "Related Company" means, as to any Person, any (a) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person, (b) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person, or (c) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person or any corporation described in clause (a) above or any partnership, trade or business described in clause (b) above.

     "Related Transaction Documents" means the WorldCom Acquisition Documents, the Contribution Documents, the Subordination Documents and the Loan Documents.

     "Related Transactions" means the WorldCom Acquisition, the Contributions and the issuance of ILD capital stock in connection therewith, the execution and delivery of the Related Transactions Documents, the performance of the other transactions contemplated thereby, the funding of the Term Loan and each borrowing under the Revolving Loan on the Effective Date.

     "Restricted Distribution" by any Person means (a) its retirement, redemption, purchase, or other acquisition for value of any capital stock or other equity securities or partnership interests issued by such Person, (b) the declaration or payment of any dividend or distribution on or with respect to any such securities or partnership interests, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any of such securities or

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partnership  interests,  (d) any other  payment by such Person in respect of such securities or partnership interests, and (e) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or rights to acquire any shares of capital stock of such Person now or hereafter outstanding.

         "Restricted Payment" means (a) any redemption, repurchase or prepayment or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Indebtedness of a Person (other than the Secured Obligations and trade debt), and (b) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to an Affiliate of such Person.

         "Revolving Credit Facility" means the facility for the Revolving Credit Loans in the principal sum of up to $20,000,000.

         "Revolving Credit Loan" means any loan made to the Borrowers pursuant to Section 2A.1. Each and all Revolving Credit Loans made to one or more Borrowers shall be deemed made to both Borrowers, irrespective of whether the proceeds of same are initially or ultimately distributed to a single Borrower or to more than one Borrower.

         "Revolving Credit Note" means the Revolving Credit Note made by the Borrowers payable to the order of the Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of all Revolving Credit Loans made to them by the Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor, whether payable to the Lender or a different lender, whether issued in connection with a Person becoming a lender after the Effective Date or otherwise), substantially in the form of Exhibit A hereto, with all blanks properly completed.

         "Schedule of Receivables" means the schedule delivered by each Borrower to the Lender pursuant to the provisions of Section 7.13(a).

         "Secured Obligations" means, in each case whether now in existence or hereafter arising, (a) the principal of and interest and premium, if any, on the Loans, and (b) all indebtedness, liabilities, obligations, overdrafts, covenants and duties of both of the Borrowers or either of the Borrowers to the Lender or any Affiliate of the Lender of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated and whether or not evidenced by any note and whether or not for the payment of money under or in respect of this Agreement, any Note or any of the other Loan Documents.

         "Security  Documents" means each of (a) the Financing  Statements,  and
(b) each other writing executed and delivered by any Person securing the Secured Obligations or evidencing such security.



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

         "Security Interest" means the Liens of the Lender on and in the Collateral effected hereby or by any of the Security Documents or pursuant to the terms hereof or thereof.

         "Senior Funded Debt" means collectively, the Secured Obligations, Capitalized Leases and all other senior Indebtedness of the Borrowers.

         "Shareholder Subordinated Indebtedness" means the Indebtedness (not to exceed $2,000,000 in the aggregate) owed by ILD to each of Intellicall, Inc., Triad-ILD Partners, L.P. and Morris Telecommunications, LLC.

         "Sirrom Subordinated Indebtedness" means the Indebtedness (not to exceed $7,000,000) owed by Borrowers to Sirrom Capital Corporation and Reedy River Ventures Limited Partnership, pursuant to that certain Loan and Security Agreement, dated May 13, 1996, among Sirrom Capital Corporation, Reedy River Ventures Limited Partnership and the Borrowers.

         "Sirrom Subordination Agreement" means a Subordination Agreement in form and substance satisfactory to Lender in its sole discretion whereby Sirrom Capital Corporation and Reedy River Ventures Limited Partnership agrees to subordinate the Sirrom Subordinated Indebtedness to the Secured Obligations.

         "Subordinated Indebtedness" means any Indebtedness for money borrowed of a Borrower which is subordinated to the Secured Obligations on terms and conditions acceptable to the Lender in its sole discretion, including, without limitation, the Sirrom Subordinated Indebtedness and the Shareholder Subordinated Indebtedness.

         "Subordination Documents" shall mean and include the Sirrom Subordination Agreement and the subordination agreements, in form and substance satisfactory to Lender in its sole discretion, wherein each of Intellicall, Inc., Triad-ILD Partners, L.P. and Morris Telecommunications, LLC have subordinated any and all Indebtedness owing by ILD to each of them to the Secured Obligations.

         "Subsidiary" when used to determine the relationship of a Person to another Person, means a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person or by one or more Subsidiaries of such other Person or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such stock or other ownership interests (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest.


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

     "Switches" shall refer to those two (2) certain DEX 600 telecom switches and those two (2) certain Harris switches, which may be subject to a sale-leaseback transaction, which transaction shall be acceptable in form and substance to Lender in its sole discretion.

     "Term Loan" means the term loan made to the Borrowers pursuant to Section 2B.1 hereof in an amount not to exceed $5,000,000.

     "Term Note" means the Term Note made by the Borrowers payable to the order of the Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Term Loan made to them by the Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor, whether payable to the Lender or a different Lender, whether issued in connection with a Person becoming a Lender after the Effective Date or otherwise), substantially in the form of Exhibit B hereto.

     "Termination Date" means the earliest of (i) February 13, 2001, or (ii) such later date to which the termination of the Revolving Credit Facility shall be extended pursuant to Section 2A.5.

     "Termination Event" means (a) a "Reportable Event" as defined in Section 4043(b) of ERISA, but excluding any such event as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations, (b) the filing of a notice of intent to terminate a Benefit Plan or the treatment of a Benefit Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Benefit Plan by the PBGC under Section 4042 of ERISA or the appointment of a trustee to administer any Benefit Plan.

     "Total Liabilities" means the aggregate of both Borrower's Liabilities (excluding Subordinated Indebtedness).

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Georgia.

     "Unfunded Capital Expenditures" means Capital Expenditures which are paid for by a Person other than with the proceeds of Indebtedness for Money Borrowed (other than the Loans) incurred to finance such Capital Expenditures and other than those represented by Capitalized Lease Obligations.

     "Unfunded Vested Accrued Benefits" means, with respect to any Benefit Plan at any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Benefit Plan exceeds (b) the fair market value of all Benefit Plan assets allocable to such benefits, as determined using such reasonable actuarial assumptions and methods as are specified in the Schedule B (Actuarial Information) to the most recent Annual Report (Form 5500) filed with respect to such Benefit Plan.


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

     "Wholesale Billing and Collection Customer" shall mean and refer to those customers of each Borrower for whom such Borrower solely provides billing and collection services and shall not include those customers of a Borrower that, pursuant to the agreement between such Borrower and such customer, a Borrower purchases title to the Receivables that are being collected in connection therewith.

     "Wholesale Billing and Collection Receivable(s)" shall mean and include all Receivables for which a Borrower acts as collection and billing agent for a Wholesale Billing and Collection Customer, other than that portion of such Receivable that is due and owing to such Borrower by such Wholesale Billing and Collection Customer for services rendered by such Borrower pursuant to the terms of the agreement between such Borrower and such Wholesale Billing and Collection Customer.

     "WorldCom" means WorldCom, Inc.

     "WorldCom Acquisition" has the meaning ascribed to that term in the Recitals hereof.

     "WorldCom Acquisition Documents" means collectively the WorldCom Agreement and all other agreements, instruments and documents executed in connection with the WorldCom Acquisition, excluding the Loan Documents, the Contribution Documents and documents which address only the Switches or the premises for the Switches.

     "WorldCom Agreement" has the meaning ascribed to that term in the Recitals.

     Section 1.02 Other Referential Provisions.

     (a) All terms in this Agreement, the Exhibits and Schedules hereto shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

     (b) Except as otherwise expressly provided herein, all accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under GAAP including, without limitation, applicable statements and interpretations issued by the Financial Accounting Standards Board and bulletins, opinions, interpretations and statements issued by the American Institute of Certified Public Accountants or its committees.

     (c) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. In any circumstance where use of the term "Borrower" as opposed to the term
"Borrowers," or vice versa, would limit, diminish or otherwise impair or negatively affect any of Lender's rights hereunder, the plural shall be substituted for the singular, or vice versa, in such manner as will result in the maintenance or enlargement of Lender's rights hereunder or pursuant hereto. By way of example, but not in

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

limitation, if a reference to "Borrowers' property" would otherwise be construed as referring only to property which is jointly owned by both Borrowers, such reference shall instead be construed as referring to the aggregate total of all of each Borrower's property.

     (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

     (e) Titles of Articles and Sections in this Agreement are for convenience only, do not constitute part of this Agreement and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses, Schedules or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause or subclause of, or Schedule or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions or divisions of, or to schedules or exhibits to, another document or instrument.

     (f) Each definition of a document in this Agreement shall include such document as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

     (g) Except where specifically restricted, reference to a party to a Loan Document includes that party and its successors and assigns permitted hereunder or under such Loan Document.

     (h) Unless otherwise specifically stated, whenever a time is referred to in this Agreement or in any other Loan Document, such time shall be the local time in the city in which the principal office of Lender is located.

     (i) Whenever the phrase "to the knowledge of the Borrower" or words of similar import relating to the knowledge of either Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of the Chairman, President or chief financial officer of a Borrower or (ii) the knowledge that such officers would have obtained if they had engaged in good faith in the diligent performance of their duties, including the making of such reasonable specific inquiries as may be necessary of the appropriate persons in a good faith attempt to ascertain the accuracy of the matter to which such phrase relates.

     (j) The terms accounts, chattel paper, documents, equipment, instruments, general intangibles and inventory, as and when used (without being capitalized) in this Agreement or the Security Documents, shall have the meanings given those terms in the UCC.

     (k) All references herein to specific times of day shall refer to Eastern Standard Time, whether during daylight savings time or otherwise.

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     Section 1.03 Exhibits and  Schedules.  All Exhibits and Schedules  attached hereto are by reference made a part hereof.


                       ARTICLE 2 - REVOLVING CREDIT FACILITY

                          A. REVOLVING CREDIT FACILITY
                          ----------------------------



         Section 2A.1 Revolving Credit Loans. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, the Lender shall make Revolving Credit Loans to the Borrowers from time to time from the Effective Date to the Termination Date, as requested by the Borrowers in accordance with the terms of Section 2A.2, in an aggregate principal amount outstanding not to exceed at any time the lesser of
(a) the Revolving Credit Facility and (b) the Borrowing Base, minus, in each case, the outstanding principal amount of all outstanding Revolving Credit Loans. It is expressly understood and agreed that the Lender may and at present intends to use the lesser of the amounts referred to in the foregoing subclauses
(a) and (b) as a maximum ceiling on Revolving Credit Loans; provided, however, that it is agreed that should Revolving Credit Loans exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Credit Loans shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Revolving Credit Loan which is repaid may be reborrowed by the Borrowers in accordance with the terms of this Article 2A. The Lender is hereby authorized to record each repayment of principal of the Revolving Credit Loans in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

     Section 2A.2 Manner of Borrowing Revolving Credit Loans. Borrowings of the Revolving Credit Loans shall be made as follows:

     (a) Requests for Borrowing. A request for a borrowing shall be made, or shall be deemed to be made, in the following manner:

              (i) with respect to the Revolving Credit Loan to be made to the Borrowers on the Effective Date, the Borrowers shall give the Lender at least two Business Days' prior written notice of the Effective Date, which notice shall be irrevocable, and, as to subsequent Revolving Credit Loans, the Borrowers may give the Lender notice, before 1:00 p.m. on the proposed borrowing date (unless the proposed borrowing date is the last Business Day of the month, in which case notice shall be given before 12:00 noon) of its intention to borrow specifying the amount of the proposed borrowing and the proposed borrowing date; provided, however, that if any notice referred to in this clause (a)(i) is received after 1:00 p.m. or 12:00 noon, as applicable, the proposed borrowing will be postponed automatically to the next Business Day;



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

               (ii) whenever a check is presented to the Lender for payment against the Disbursement Account in an amount greater than the then available balance in such account, such presentation shall be deemed to be a request for a borrowing on the date of such notice in an amount equal to the excess of such check over such available balance; and

               (iii) unless payment is otherwise made by the Borrowers, the maturity of any Secured Obligation required to be paid shall be deemed to be a request for a borrowing on the due date in the amount required to pay such Secured Obligation.

         (b) Disbursement of Loans. The Borrowers hereby irrevocably authorize the Lender to disburse the proceeds of each borrowing requested, or deemed to be requested, pursuant to this Section 2A.2 as follows: (i) the proceeds of each borrowing requested under Section 2A.2(a)(i) or (ii) shall be disbursed by the Lender in lawful money of the United States of America in immediately available funds, (A) in the case of the initial borrowing, in accordance with the terms of the letter from the Borrowers to the Lender referred to in Section 4.01(a)(12), and (B) in the case of each subsequent borrowing, by credit to the Disbursement Account or to such other account as may be agreed upon by the Borrowers and the Lender from time to time; and (ii) the proceeds of each borrowing requested under Section 2A.2(a)(iii) shall be disbursed by the Lender by way of direct payment of the relevant principal, interest or other Secured Obligation, as the case may be.

         Section 2A.3 Repayment of Revolving Credit Loans. The Revolving Credit Loans will be repaid as follows: (a) whether or not any Default or Event of Default has occurred, the outstanding principal amount of all the Revolving Credit Loans is due and payable, and shall be repaid by the Borrowers in full together with accrued and unpaid interest on the amount repaid to the date of repayment, on the Termination Date; (b) if at any time the aggregate unpaid principal amount of the Revolving Credit Loans then outstanding exceeds the lesser of the amounts referred to in clauses (a) and (b) of Section 2.A1, the Borrowers shall repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Loans by an amount equal to such excess, together with accrued and unpaid interest on the amount repaid to the date of repayment; and (c) the Borrowers hereby instruct the Lender to repay the Revolving Credit Loans outstanding on any day in an amount equal to the amount received by the Lender on such day pursuant to the cash management system maintained by Borrower pursuant to Section 7.01.

         Section 2A.4 Revolving Credit Note. The Lender's Revolving Credit Loans and the obligation of the Borrowers to repay such Loans shall also be evidenced by a single Revolving Credit Note payable to the order of the Lender. Such Note shall be dated the Effective Date and be duly and validly executed and delivered by the Borrowers.

         Section 2A.5 Extension of Facility. The Termination Date shall be automatically extended for successive one-year periods (up to a maximum cumulative term of up to twenty
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(20) years) unless either the Lender or the Borrowers provides to the other written notice of termination not less than 60 days prior to the then effective Termination Date.

                              B. TERM LOAN FACILITY
                              ---------------------


         Section 2B.1 Term Loan. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, the Lender agrees to make the Term Loan to the Borrowers on the Effective Date in the amount of $5,000,000.

         Section 2B.2 Manner of Borrower and Disbursing Term Loan. Provided that the Borrowers have given the Lender at least two (2) Business Days' prior written notice of the occurrence of the Effective Date, upon satisfaction of the applicable conditions set forth in Article 4, the Lender shall make the amount of the Term Loan available to the Borrowers on the Effective Date in same day funds in accordance with the instructions set forth in the letter from the Borrowers to the Lender referred to in Section 4.01(a)(12).

         Section 2B.3 Repayment of Term Loan; Required Prepayments. In addition to the mandatory reduction of the Term Note required pursuant to Section 11.01(t), the outstanding principal balance of the Term Loan is due and payable in (i) eight (8) consecutive quarterly installments in an amount equal to $300,000 each, commencing on the last day of the first (1st) fiscal quarter of 1998 and continuing on the last day of each and every fiscal quarter thereafter through and including the last fiscal quarter in 1999, and (ii) four (4) consecutive quarterly installments in an amount equal to $420,000 each, commencing on the last day of the first (1st) fiscal quarter of 2000 through and including the last fiscal quarter of 2000 and (iii) one (1) final installment in an amount equal to $420,000 on the earlier to occur of (A) the Termination Date or (B) the last day of the first (1st) fiscal quarter of 2001. Any portion of the Term Loan repaid may not be reborrowed.

         Section 2B.4 Term Note. The Term Loan and the joint and several obligation of the Borrowers to repay such Loan shall be evidenced by a single Term Note payable to the order of the Lender. Such Note shall be dated the Effective Date and be duly and validly executed and delivered by the Borrowers.


                        ARTICLE 3 - GENERAL LOAN PROVISIONS

         Section Interest. (a) The Borrowers shall pay interest on the unpaid principal amount of each Loan for each day from the day such Loan is made until the date on which such Loan is due (whether at maturity, by reason of acceleration or otherwise) (i) at a rate per annum equal, (w) in the case of Prime Rate Advances made prior to December 30, 1998, to the sum of the Prime Rate plus the Applicable Spread, (x) in the case of Prime Rate Advances made on or after December 31, 1998, to the sum of the Prime Rate plus the Applicable Margin, (y) in the case of LIBOR Advances made prior to December 30, 1998, to
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

the sum of LIBOR plus the Applicable Spread, and (z) in the case of LIBOR Advances made on or after December 31, 1998, to the sum of LIBOR plus the Applicable Margin, and (ii) at a rate per annum equal, in the case of the Term Loan, (as identified pursuant to Section 3.02(b)) either (y) to a fixed rate equal to 11.5% per annum, or (z) to the Prime Rate plus 2.5% per annum.

          (b) The Borrowers shall pay interest on the unpaid principal amount of each Secured Obligation other than a Loan for each day from the day such Secured Obligation becomes due and payable until such Secured Obligation is paid at the rate per annum applicable to Revolving Credit Loans and the Term Loan, payable monthly in arrears on the first (1st) day of each month following the Effective Date.

          (c) From and after the occurrence of an Event of Default, the unpaid principal amount of each Secured Obligation shall bear interest until paid in full (or, if earlier, until such Event of Default is cured, or waived in writing by the Lender) at a rate per annum equal to the Default Margin plus the rate otherwise in effect under Section 3.01(a) or (b), payable on demand. The interest rate provided for in this Section 3.01(c) shall to the extent permitted by applicable law apply to and accrue on the amount of any judgment entered with respect to any Secured Obligation and shall continue to accrue at such rate during any proceeding described in Section 11.01(g) or (h).

          (d)   The interest rates provided for in Sections  3.01(a),  (b) and
(c) shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

          (e) It is not intended by the Lender, and nothing contained in this Agreement or any Note shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable law (the "Maximum Rate"). If, in any month, the Effective Interest Rate, absent such limitation, would have exceeded the Maximum Rate, then the Effective Interest Rate for that month shall be the Maximum Rate, and if, in future months, the Effective Interest Rate would otherwise be less than the Maximum Rate, then the Effective Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In this connection, in the event that, upon payment in full of the Secured Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued if the Effective Interest Rate had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay to the Lender an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued had the Effective Interest Rate, at all times, been in effect, and (ii) the amount of interest actually paid or accrued under this Agreement. In the event the Lender receives, collects or applies as interest any sum in excess of the Maximum Rate, such excess amount shall be applied to the reduction of the principal balance of the applicable Secured
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                                       26

Obligation, and, if no such principal is then outstanding, such excess or part thereof remaining shall be paid to the Borrowers.

          Section  3.02 Choice of Interest Rate; LIBOR Provisions.

          (a)  Revolving Credit Loans.

               (i) Choice of Interest Rate. Each Advance shall, at the option of the Borrowers, be made as a Prime Rate Advance or a LIBOR Advance. Any notice given to the Lenders in connection with a requested Advance hereunder shall be given prior to 12:00 noon in order for such Business Day to count toward the minimum number of Business Days required. If the Borrowers fail to give the Lender timely notice of their selection of a LIBOR Advance, or if for any reason a determination of LIBOR for any advance is not timely concluded, the Prime Rate shall apply to such Advance.

               (ii)        Prime Rate Advances.

               (A)        Initial  Advances.   The  Borrowers  shall  give  the
         Lender, in the case of Prime Rate Advances, irrevocable written notice (or telephonic notice from an officer of ILD confirmed immediately in writing) of their election of a Prime Rate Advance; provided, however, that the failure by the Borrowers to confirm any telephonic notice with a written notice shall not invalidate any telephonic notice so given. Lender shall not incur any liability to Borrowers in acting upon any telephonic notice referred to above that Lender believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrowers.

               (B) Repayments and Reborrowings. The Borrowers may repay a Prime Rate Advance at any time and (a) reborrow all or a portion of the principal amount thereof as one or more Prime Rate Advances or LIBOR Advances, or (b) not reborrow all or any portion of such Prime Rate Advance.

               (C) Prepayment. The principal amount of any Prime Rate Advance may be repaid in full or in part at any time without penalty.

               (iii)       LIBOR Advances.

               (A)      Initial  Advances.   The  Borrowers  shall  give  the
         Lender, in the case of LIBOR Advances, at least two (2) Business Days irrevocable written notice (or telephonic notice from an officer of ILD confirmed immediately in writing) of their election of a LIBOR Advance; provided, however, that the failure by the Borrowers to confirm any telephonic notice with a written notice shall not invalidate any telephonic notice so given. The Lender, whose determination shall be conclusive, shall determine the available LIBOR and shall notify the Borrowers of such LIBOR.
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                                       27

               Lender shall not incur any liability to Borrowers in acting upon any telephonic notice referred to above that Lender believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrowers.

               (B) Repayment and Reborrowings. At least two(2)Business Days prior to the end of the Interest Period for a LIBOR Advance, the Borrowers shall give the Lender written notice (or telephonic notice from a Borrower Representative confirmed immediately in writing) specifying whether all or a portion of any LIBOR Advance outstanding on such maturity date (a) is to be repaid and then reborrowed in whole or in part as a Prime Rate Advance, or (c) is to be repaid and not reborrowed; provided, however, that the failure by the Borrowers to confirm any telephonic notice with a written notice shall not invalidate any telephonic notice so given. The Borrowers' failure to give a proper notice shall be deemed a request to reborrow the entire maturing amount as a Prime Rate Advance. Upon the end of such Interest Period such LIBOR Advance will, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

               (C) Limitation on LIBOR Advances. Each LIBOR Advance shall be in an amount of $500,000 or an integral multiple thereof. Notwithstanding anything to the contrary contained herein, the Borrowers shall not request, and the Lender shall not make, additional LIBOR Advances so long as there remains outstanding more than two (2) prior LIBOR Advances under this Agreement. It is the express intent of the parties hereto that no more than three (3) LIBOR Advances may be outstanding under this Agreement at any one time.

               (D) Prepayment. LIBOR Advances may be prepaid prior to the applicable maturity date upon four (4) Business Days prior written notice to the Lender, provided that the Borrowers shall reimburse the Lender, on the earlier of demand or the Termination Date, for any loss or out-of-pocket expenses incurred by the Lender in connection with such prepayment. Any notice of prepayment of a LIBOR Advance shall be irrevocable.

          (b)     Term Loan.  The  Borrowers  shall give the Lender at least two
(2) Business Days' prior to the Effective Date, irrevocable written notice (or telephonic notice from a Borrower Representative confirmed immediately in writing) of the applicable interest rate for the Term Loan.

          (c) Prepayment of Term Loan. Immediately upon receipt by either Borrower or any Subsidiary of the Net Proceeds of any Permitted Asset Disposition, such Borrower or Subsidiary shall pay such the first $500,000 of the Net Proceeds to Lender.

          (d)     LIBOR


78369
                                       28

               (i) Determined Inadequate or Unfair. Notwithstanding anything contained herein to the contrary, if with respect to any proposed LIBOR Advance for any Interest Period the Lender determines that deposits in Dollars (in the applicable amount) are not being offered to the Lender in the relevant market for such Interest Period on a basis sufficient to permit a fair establishment of LIBOR, the Lender shall forthwith give notice to the Borrowers, whereupon until the Lender notifies the Borrowers that the circumstances giving rise to such situation no longer exist, and the obligation of the Lender to make LIBOR Advances shall be suspended.


               (ii) Illegality. If any Applicable Law, or any change therein, or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for the Lender to make, maintain or fund the LIBOR Advances, the Lender shall so notify the Borrowers. Upon receipt of such notice, notwithstanding anything contained in Section 3.01 hereof, Borrowers shall repay in full the then outstanding principal amount of each affected LIBOR Advance, together with accrued interest thereon, either (y) on the last day of the then current Interest Period applicable to such LIBOR
         Advance if the Lender may lawfully continue to maintain and fund such LIBOR Advance to such day, or (z) immediately if the Lender may not lawfully continue to fund and maintain such LIBOR Advance, whereupon the Borrowers shall borrow a Prime Rate Advance from the Lender, and the Lender shall make such Advance, in the amount of the LIBOR Advances to be repaid.

         (e) Early Termination of the Revolving Credit Facility. Borrowers may terminate the Revolving Credit Facility and prepay the Term Loan at any time prior to the Termination Date or any renewal thereof; provided, however, (i) if the Borrowers choose to terminate the Revolving Credit Facility, Borrowers must pay in full all amounts due and owing pursuant to the Term Loan, and (ii) any due and owing Prepayment Premium.

         Section 3.03 Fees.

          (a) Closing Fee. On the Effective Date, the Borrowers shall pay to the Lender a closing fee in the amount of ________ in connection with the establishment of the Revolving Credit Facility, the making of the Term Loan and in consideration of the making of Loans under this Agreement and in order to compensate the Lender for the costs associated with structuring, processing, approving and closing the Revolving Credit Facility and the Loans, but excluding expenses for which the Borrowers have agreed elsewhere in this Agreement to reimburse the Lender.

          (b)     Administrative   Fee.  On  the  Effective  Date  and  on  each
anniversary thereof for so long as the Loans are outstanding, the Borrowers shall pay to Lender an annual servicing
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                                       29
fee of $25,000 in consideration of the Lender's administration of the Revolving Credit Facility and the Term Loan.

          (c) Unused Line Fee. As additional compensation for the costs and risks in making the Loans available to Borrowers, the Borrowers agree, jointly and severally, to pay to Lender, in arrears, on the first (1st) Business Day of each month with respect to the immediately prior month, prior to the Termination Date and on the Termination Date, a fee for Borrowers' non-use of available funds in an amount equal to one-quarter of one percent (0.25%) per annum of the difference between (i) $20,000,000 and (ii) the average daily outstanding balances of the Revolving Credit Loans during the period for which the unused line fee is due.

          (d) General. All fees shall be fully earned by the Lender when due and payable and, except as otherwise set forth herein, shall not be subject to refund or rebate. All fees are for compensation for services and are not, and shall not be deemed to be, interest or a charge for the use of money.

     Section 3.04 Manner of Payment. (a) Each payment (including prepayments) by the Borrowers on account of the principal of or interest on the Loans or of any fee or other amounts payable to the Lender under this Agreement or any Note shall be made not later than 1:30 p.m. on the date specified for payment under this Agreement (or if such day is not a Business Day, the next succeeding Business Day) to the Lender at the Lender's Office, in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever.

          (b) Each of the Borrowers hereby irrevocably authorizes the Lender and each Affiliate of the Lender to charge any account of such Borrower maintained with the Lender or such Affiliate with such amounts as may be necessary from time to time to pay any Secured Obligations which are not paid when due.

     Section 3.05 Statements of Account. The Lender will account to the Borrowers within 30 days after the end of each calendar month with a statement of Loans, charges and payments made pursuant to this Agreement during such calendar month, and such account rendered by the Lender shall be deemed an account stated as between the Borrowers and the Lender and shall be deemed final, binding and conclusive unless the Lender is notified by the Borrowers in writing to the contrary within 90 days after the date such account is delivered to the Borrowers, save for manifest error. Any such notice shall be deemed an objection only to those items specifically objected to therein. Failure of the Lender to render such account shall in no way affect its rights hereunder.

     Section 3.06 Termination of Agreement. On the Termination Date the Borrowers shall pay to the Lender, in same day funds, an amount equal to the aggregate amount of all Loans outstanding on such date, together with accrued interest thereon, the Prepayment Premium, if any, all fees payable pursuant to
Section  3.03  accrued  from the date last paid


78369
                                       30
through the effective date of termination, any amounts payable to the Lender pursuant to the other provisions of this Agreement, including, without limitation, Sections 11.02, 12.12 and 12.13, any and all other Secured Obligations then outstanding, and provide the Lender with an indemnification agreement in form and substance reasonably satisfactory to the Lender with respect to returned and dishonored items and such other matters as the Lender shall require, and Lender shall promptly deliver to the Borrowers the Notes marked "canceled" and shall prepare for filing and execute appropriate Lien releases.

     Section 3.07 Increased Costs and Reduced Returns. The Borrowers agree that if any law now or hereafter in effect and whether or not presently applicable to Lender or any request, guideline or directive of any Governmental Authority (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) or the interpretation or administration thereof by any Governmental Authority, shall either (a)(i) impose, affect, modify or deem applicable any reserve, special deposit, capital maintenance or similar requirement against any Loan, (ii) impose on the Lender any other condition regarding any Loan, this Agreement, the Notes or the facilities provided hereunder, or (iii) result in any requirement regarding capital adequacy (including any risk-based capital guidelines) affecting Lender being imposed or modified or deemed applicable to Lender or (b) subject Lender to any taxes on the recording, registration, notarization or other formalization of the Loans or the Notes, and the result of any event referred to in clause (a) or (b) above shall be to increase the cost to the Lender of making, funding or maintaining any Loan or to reduce the amount of any sum receivable by Lender or Lender's rate of return on capital with respect to any Loan to a level below that which the Lender could have achieved but for such imposition, modification or deemed applicability (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by Lender (in the exercise of its discretion) to be material, then, upon demand by the Lender, Borrowers shall immediately pay to the Lender additional amounts which shall be sufficient to compensate the Lender for such increased cost, tax or reduced rate of return. A certificate of the Lender to the Borrowers claiming compensation under this
Section 3.07 shall be final, conclusive and binding on all parties for all purposes in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder and the method by which such amounts were determined. In determining such amount, the Lender may use any reasonable averaging and attribution methods. In the event such compensation is required to be paid by Borrowers pursuant to this Section 3.07, Lender shall give the Borrowers thirty (30) days notice thereof and Lender shall at all times act in a commercially reasonable manner.

     Section 3.08 Joint and Several Liability. Each of the Borrowers shall be jointly and severally liable with the other Borrower for the Secured Obligations and each of the Secured Obligations shall be secured by all of the Collateral. Each Borrower acknowledges that it is a co- borrower hereunder and is jointly and severally liable under this Agreement. All loan advances made hereunder through a Borrower or requested by a Borrower shall be deemed to be a borrowing by each of the Borrowers, and each Borrower hereby authorizes the other Borrower to effectuate borrowings on such Borrower's behalf hereunder. Notwithstanding

78369
                                       31
anything to the contrary contained in this Agreement, the Lender shall be entitled to rely upon any telephonic request for borrowings received by it from either Borrower on behalf of both Borrowers, shall be entitled to rely upon any other request, notice or other communication received by it from either Borrower on behalf of both Borrowers, and shall be entitled to treat its giving of any notice hereunder pursuant to Section 12.01 hereof as notice to each and all Borrowers.

     Section 3.09 Obligations Absolute. Each Borrower agrees that the Secured Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. All Secured Obligations shall be conclusively presumed to have been created in reliance hereon. The liabilities of each Borrower under this Agreement shall be absolute and unconditional irrespective of:

     (a) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including, but not limited to, any increase in the Secured Obligations resulting from the extension of additional credit to either Borrower or otherwise;

     (b) any taking, exchange, release or non-perfection of any Collateral or any other collateral securing the Secured Obligations, or any release, amendment or waiver of, or consent to or departure from, any guaranty for all or any of the Secured Obligations;

     (c) any change, restructuring or termination of the corporate structure or existence of either Borrower; or

     (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, either Borrower or any Obligor, other than payment or satisfaction of the Secured Obligations or the gross negligence or willful misconduct of the Lender.

     Section 3.10 Waiver of Suretyship Defenses. Each Borrower agrees that the joint and several liability of the Borrowers provided for in Section 3.08 shall not be impaired or affected by any modification, supplement, extension or amendment or any contract or Agreement to which the other Borrower may hereafter agree (other than an Agreement signed by the Lender specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or the indulgence granted by the Lender with respect to any of the Secured Obligations, nor by any other agreements or arrangements whatever with the other Borrower or with anyone else, and each Borrower hereby waives all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Secured Obligations, and may be enforced without requiring the Lender first to resort to any other right, remedy or security. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance


78369
                                       32
and any other notice with respect to any of the Secured Obligations, the Revolving Credit Note, the Term Note, this Agreement, or any other Loan Document, and any requirement that the Lender protect, secure, marshall, perfect or insure any lien or any property subject thereto (except to the extent required by Applicable Law) or exhaust any right or take any action against either Borrower or any other Person or any collateral, including any rights either Borrower may otherwise have under O.C.G.A. ss. 10-7-24.


                         ARTICLE 4 - CONDITIONS PRECEDENT



     Section 4.01 Conditions Precedent to Initial Loan. Notwithstanding any other provision of this Agreement, the Lender's obligation to make the Initial Loan is subject to the fulfillment of each of the following conditions prior to or contemporaneously with the making of such Loan:

     (a) Closing Documents. The Lender shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Lender and its counsel:

               (1) this Agreement, duly executed and delivered by the Borrowers;

               (2) the Notes, dated the Effective Date and duly executed and delivered by the Borrowers;

               (3) certified copies of the articles of incorporation and by-laws of each Borrower as in effect on the Effective Date;

               (4) certified copies of all corporate action, including stockholder approval, if necessary, taken by each Borrower to authorize the execution, delivery and performance of this Agreement and the other Loan Documents and the borrowings under this Agreement;

               (5) certificates of incumbency and specimen signatures with respect to each of the officers of each Borrower who is authorized to execute and deliver this Agreement or any other Loan Document on behalf of such Borrower or any document, certificate or instrument to be delivered in connection with this Agreement or the other Loan Documents and to request borrowings under this Agreement;

               (6) a certificate evidencing the good standing of each Borrower in the jurisdiction of its incorporation and in each other jurisdiction in which it is qualified as a foreign corporation to transact business;

               (7) the Financing Statements duly executed and delivered by the respective Borrowers, and evidence satisfactory to the Lender that the Financing Statements have
78369
                                       33
          been filed in each jurisdiction where such filing may be necessary or appropriate to perfect the Security Interest prior to any other interest other than Permitted Liens;

               (8) all landlord's waiver and consent agreements duly executed on behalf of each landlord of real property (other than that in Las Vegas, Nevada) on which any Collateral is located that can be obtained by Borrowers through the exercise of their reasonable best efforts and sublandlord's waiver and consent agreements duly executed on behalf of WorldCom for each sublease between a Borrower and WorldCom;

               (9) Schedule of Receivables from and for each of the Borrowers each prepared as of a recent date not earlier than June 30, 1997;

               (10) certificates or binders of insurance relating to each of the policies of insurance covering any of the Collateral together with loss payable clauses which comply with the terms of Section 7.09(b);

               (11) a Borrowing Base Certificate prepared as of the Effective Date duly executed and delivered by the Chairman or President of ILD;

               (12) a letter from ILD, on behalf of the Borrowers, to the Lender requesting the Initial Loan and specifying the method of disbursement;

               (13)  copies  of all  the  financial  statements  referred  to in
          Section 5.01(m) and meeting the requirements thereof;

               (14) a balance sheet of the Borrowers, on a consolidated and consolidating basis, as at June 30, 1997, prepared by the Borrowers on a pro forma basis, giving effect to the transactions contemplated by this Agreement and setting forth the assumptions on which such balance sheet was prepared; forecasted consolidated financial statements
          consisting  of  balance  sheets,   cash  flow  statements  and  income
          statements of the Borrowers, giving effect to the transactions contemplated by this Agreement and reflecting projected borrowings hereunder and setting forth the assumptions on which such forecasted financial statements were prepared, covering the three-year period commencing on January 1, 1998, and prepared on a quarterly basis for the first 12 months and on an annual basis for each year thereafter; and such other evidence as the Lender shall require supporting the representation and warranty of the Borrowers set forth in Section 5.01(r);

               (15) a certificate of the President of each Borrower stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, (a) all of the representations and warranties made or deemed to be made under this Agreement are true and correct as of the Effective Date, both with and without giving effect to the Loans to be made at such time and the application of the proceeds thereof, and (b) no Default or Event of Default exists;



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                                       34

             (16) an executed Sirrom Subordination Agreement, in form and substance satisfactory to Lender, in its sole discretion, pursuant to which Sirrom Capital Corporation and Reedy River Ventures Limited Partnership subordinate the Sirrom Subordinated Indebtedness to the Secured Obligations;

               (17) the balance sheet delivered to Lender pursuant to Section 4.01(a)(14) shall reflect (i) not less than $2,100,000 of shareholders' equity ($500,000 of which shall be contributed by WorldCom), and (ii) not less than $2,000,000 in cash, held by ILD;

               (18) a signed opinion of Cashin, Morton & Mullins, counsel for the Borrowers, and such local counsel as the Lender shall deem necessary or desirable, opining as to such matters in connection with this Agreement as the Lender or its counsel may reasonably request;

               (19) within twenty (20) days after the Effective Date, an executed original of a Letter Agreement from First Union National Bank of North Carolina, in form and substance satisfactory to Lender, wherein First Union agrees to discontinue sweeping of the account into which all LEC Payments are received on behalf of WorldCom and agrees that beginning October 1, 1997 all monies received into such account shall be swept into an account with Lender;

               (20) evidence satisfactory to Lender that a notice has been sent to each LEC instructing each LEC that, beginning no later than November 1, 1997, all LEC Payments will be directed to that Borrowers' account with Lender;

               (21)  executed  subordination  agreements,  in form and substance satisfactory to Lender in its sole discretion, pursuant to which each of Intellicall, Inc., Triad-ILD Partners, L.P. and Morris Telecommunications, LLC subordinate any and all Indebtedness owed by ILD to each of them to the Secured Obligations;

               (22) no later than thirty (30) days after the Effective Date, forecasted financial statements for the fiscal year 2000, prepared by the Borrowers, consisting of balance sheets, cash flow statements and income statements of the Borrowers, reflecting projected borrowings hereunder and setting forth the assumptions upon which such forecasted financial statements were prepared;

               (23) no later than thirty (30) days after the Effective Date, a landlord's waiver for the leased premises located in Las Vegas, Nevada;

               (24) no later than thirty (30) days following the Effective Date, ILD shall have entered into a customer service agreement, in form and substance satisfactory to Lender, with WorldCom; and

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                                       35

               (25) copies of each of the other Loan Documents duly executed by the parties thereto with evidence satisfactory to the Lender and its counsel of the due authorization, binding effect and enforceability of each such Loan Document on each such party and such other documents and instruments as the Lender may reasonably request.

     (b) WorldCom Acquisition Documents, Contribution Documents, Sirrom Subordination Documents. On the Effective Date: (1) Lender shall have received executed or conformed copies of the WorldCom Acquisition Documents, the Contribution Documents and Subordination Documents; (2) each of the WorldCom Acquisition Documents, the Contribution Documents and the Subordination Documents shall be in full force and effect and no material representation, warranty, covenant or condition thereof shall have been amended, modified or waived after the execution thereof except with the prior written consent of Lender which consent shall not be unreasonably withheld, conditioned or delayed;
(3) none of the parties to the WorldCom Acquisition Documents, the Contribution Documents or the Subordination Documents shall have failed to perform any material obligation or covenant required by the WorldCom Acquisition Documents, the Contribution Documents or the Subordination Documents to be performed or complied with by it on or before the Effective Date; (4) all representation and warranties of all parties to the WorldCom Acquisition Documents and the Contribution Documents shall be true and correct in all material respects, except to the extent such representations and warranties relate specifically to another date; (5) Lender shall receive assignments of the WorldCom Acquisition Documents in favor of Lender, as Lender shall request in its sole discretion; and (6) Lender shall have received a certificate from the President of ILD certifying to the compliance with the conditions set forth in clauses (1), (2) and (3) above and, with respect to clause (4), certifying that, to the best knowledge of Borrowers, such condition has been satisfied. In addition, all legal opinions delivered in connection with the WorldCom Acquisition Documents and the Contribution Documents shall be addressed to Lender or accompanied by a written authorization from the Person delivering such legal opinion stating that Lender may rely on such opinions as though it were addressed to Lender.

     (c) Availability. The Lender shall be provided with evidence satisfactory to it that, as of the Effective Date, after giving effect to the Initial Loan, Availability will be not less than $1,000,000.

     (d) Fees. Borrowers shall have paid the fees payable on the Closing Date referred to in Section 3.03.

     (e) No Injunctions, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit or to obtain substantial damages in respect of or which is related to or arises out of this Agreement or the consummation of the
78369
                                       36
     transactions contemplated hereby or which, in the Lender's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement.

     (f) Material Adverse Change. As of the Effective Date, there shall not have occurred any change which, in the Lender's sole discretion, has had or may have a Materially Adverse Effect as compared to the condition of the Borrowers presented by the most recent unaudited financial statements of the Borrowers described in Section 5.01(m).

     (g) Solvency. The Lender shall have received evidence satisfactory to it that, after giving effect to consummation of the transaction contemplated by the WorldCom Acquisition Documents and the Initial Loan (i) each Borrower has assets (excluding goodwill and other intangible assets not capable of valuation) having value, both at fair value and at present fair saleable value, greater than the amount of liabilities, and (ii) each Borrower's assets are sufficient in value to provide such Borrower with sufficient aggregate working capital to enable it to profitably operate its business and to meet its obligations as they become due, and (iii) each Borrower has capital to conduct the business in which it is and proposes to be engaged.

     (h) Release of Security Interests. The Lender shall have received evidence satisfactory to it of the release and termination of all Liens other than Permitted Liens.

     (i) Certain Agreements. Lender shall have received (i) an agreement, in form and substance acceptable to Lender, executed by WorldCom irrevocably agreeing for the period any Secured Obligation remains outstanding that the Borrowers may affect any offsets, deductions, charges or other allowances with respect to (A) any Receivable due and owing from either Borrower to WorldCom and
(B) any sums held by either Borrower for or on behalf of WorldCom, (ii) the Billing and Collection Agreement, in form and substance acceptable to Lender, between ILD and WorldCom, as referenced in the WorldCom Agreement, (iii) an agreement, in form and substance acceptable to Lender, executed by WorldCom, wherein WorldCom agrees in the event that the assignment of one or more of the LEC billing and collection agreements from WorldCom to ILD is not accepted by the applicable LEC that WorldCom will continue to provide such services to Borrowers in a manner which provides Borrowers with substantially the same economic benefit as if such assignment had been accepted by the applicable LEC and wherein WorldCom grants to ILD a first priority security interest in all Receivables processed pursuant to such agreements, and (iv) a letter, in form and substance satisfactory to Lender, from WorldCom to each LEC, wherein WorldCom informs each LEC that the redirection of funds from WorldCom's account with First Union National Bank of North Carolina to the Borrowers' account with Lender is irrevocable.

     Section 4.02 All Loans. At the time of making of each Loan, including the Initial Loan:


78369
                                       37

     (a) all of the representations and warranties made or deemed to be made under this Agreement shall be true and correct at such time both with and without giving effect to the Loans to be made at such time and the application of the proceeds thereof, except that representations and warranties which, by their terms, are applicable only to the Effective Date shall be required to be true and correct only as of the Effective Date,

     (b) the corporate actions of the Borrowers referred to in Section 4.01(a)(4) shall remain in full force and effect and the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to
Section 4.01(a)(5) or as subsequently modified and reflected in a certificate of incumbency delivered to the Lender, and

     (c) the Lender may, without waiving either condition, consider the conditions specified in Sections 4.02(a) and (b) fulfilled and a representation by the Borrowers to such effect made if no written notice to the contrary is received by the Lender from the Borrowers prior to the making of the Loans then to be made.


            ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF THE BORROWER

     Section 5.01 Representations and Warranties. Each Borrower represents and warrants to the Lender (each of which representations and warranties is hereby deemed material and upon which Lender is entitled to rely) as follows:

     (a) Organization; Power; Qualification. Each Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which failure to be so qualified and authorized would have a Materially Adverse Effect. The jurisdictions in which each Borrower is qualified to do business as a foreign corporation are listed on Schedule 5.01(a).

     (b)  Subsidiaries  and Ownership of the  Borrowers.  Except as disclosed on
Schedule 5.01(b), neither Borrower has any Subsidiaries. The outstanding capital stock of Borrower has been duly and validly issued and is fully paid and nonassessable by each Borrower and the number and owners of such shares of capital stock of each Borrower are set forth on Schedule 5.01(b).

     (c)Authorization of Agreement, Note, Loan Documents and Borrowing. Each Borrower has the right and power and has taken all necessary action to authorize it to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms and to borrow hereunder. This Agreement and each of the other Loan Documents to which it is a party have been duly executed and delivered by the duly authorized officers of each Borrower and each is, or when executed and
78369
                                       38
delivered in accordance with this Agreement will be, a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms.

     (d) Compliance of Agreement, Note, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which each Borrower is a party in accordance with their respective terms and the borrowings hereunder do not and will not, by the passage of time, the giving of notice or otherwise,

          (i) require any Governmental Approval or violate any Applicable Law relating to such Borrower or any of its Affiliates,

          (ii) conflict with, result in a breach of or constitute a default under (A) the articles or certificate of incorporation or by-laws of such Borrower, (B) any indenture, agreement or other instrument to which such Borrower is a party or by which any of its property may be bound or (C) any Governmental Approval relating to such Borrower, or,

          (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

     (e) Business. The Borrowers are engaged principally in the business described in Schedule 5.01(e).

     (f) Compliance  with Law;  Governmental  Approvals.  Except as set forth in
Schedule 5.01(f), each Borrower (i) has all Governmental Approvals, including permits relating to federal, state and local Environmental Laws, ordinances and regulations required by any applicable law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the knowledge of such Borrower, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other applicable laws relating to it, including, without being limited to, all Environmental Laws and all occupational health and safety laws applicable to such Borrower or its properties, except for instances of noncompliance which would not, singly or in the aggregate, cause a Default or Event of Default or have a Materially Adverse Effect and in respect of which adequate reserves have been established on the books of such Borrower.

     (g) Titles to Properties. Except as set forth in Schedule 5.01(g), each Borrower has good and marketable title to or a valid leasehold interest in all its Real Estate and valid and legal title to or a valid leasehold interest in all personal property and assets used in or necessary to the conduct of such Borrower's business, including, but not limited to, those reflected on the balance sheet of the Borrowers delivered pursuant to Section 5.01(m)(ii).


78369
                                       39

     (h) Liens. Except as set forth in Schedule 5.01(h), none of the properties and assets of either Borrower is subject to any Lien, except Permitted Liens. Other than the Financing Statements, no financing statement under the Uniform Commercial Code of any state which names such Borrower as debtor and which has not been terminated has been filed in any state or other jurisdiction, and such Borrower has not signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens listed in Schedule 5.01(h) and Permitted Liens.

     (i) Indebtedness and Guaranties. Set forth in Schedule 5.01(i) is a complete and correct listing of all of each Borrower's (i) Indebtedness for Money Borrowed and (ii) Guaranties. No Borrower is in default of any material provision of any agreement evidencing or relating to such any such Indebtedness or Guaranty.

     (j) Litigation. Except as set forth in Schedule 5.01(j), there are no actions, suits or proceedings pending (nor, to the knowledge of either Borrower, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting either Borrower or any of its property in any court or before any arbitrator of any kind or before or by any governmental body, which individually is in excess of $250,000 or, when combined with all other such actions, suits or proceedings against both Borrowers, is in excess of $500,000 in the aggregate.

     (k) Tax Returns and Payments. Except as set forth in Schedule 5.01(k), all United States federal, state and local and foreign national, provincial and local and all other tax returns of each Borrower required by applicable law to be filed have been duly filed, and all United States federal, state and local and foreign national, provincial and local and all other taxes, assessments and other governmental charges or levies, including without limitation, excise taxes charged in connection the with provision of telecommunications services, upon such Borrower and its property, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under Section 8.04. The charges, accruals and reserves on the books of each Borrower in respect of United States federal, state and local taxes and foreign national, provincial and local taxes for all fiscal years and portions thereof since the organization of each Borrower are in the judgment of the Borrowers adequate, and the Borrowers know of no reason to anticipate any additional assessments for any of such years which, singly or in the aggregate, might have a Materially Adverse Effect.

     (l) Burdensome Provisions. No Borrower is a party to any indenture, agreement, lease or other instrument, or subject to any charter or corporate restriction, Governmental Approval or applicable law, compliance with the terms of which might have a Materially Adverse Effect.

     (m) Financial Statements. The Borrowers have furnished to the Lender a copy of (i) their audited balance sheet as at December 31, 1996, and the related statements of income,

78369
                                       40
cash flow and retained earnings for the year then ended and (ii) their unaudited consolidated and consolidating balance sheet as at June 30, 1997, and the related statement of income for the six-month period then ended. Such financial statements are complete and correct and present fairly and in all material respects in accordance with GAAP (except the financial statements in subparagraph (ii) have no footnotes and are subject to normal year-end audit adjustments which will not deviate materially from such statements), the financial position of the Borrowers as at the dates thereof and the results of operations of the Borrowers for the periods then ended. Except as disclosed or reflected in such financial statements, the Borrowers had no material liabilities, contingent or otherwise, and there were no material unrealized or anticipated losses of the Borrowers.

     (n) Adverse Change. Since the date of the financial statements described in clause (i) of Section 5.01(m), (i) no change in the business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects of the Borrowers has occurred that has had, or may have, a Materially Adverse Effect, and (ii) no event has occurred or failed to occur which has had or may have, a Materially Adverse Effect.

     (o) ERISA. No Borrower nor any Related Company maintains or contributes to any Benefit Plan other than those listed in Schedule 5.01(o). Each Benefit Plan is in substantial compliance with ERISA, and no Borrower nor any Related Company has received any notice asserting that a Benefit Plan is not in compliance with ERISA. No material liability to the PBGC or to a Multiemployer Plan has been, or is expected by the Borrowers to be, incurred by the Borrowers or any Related Company.

     (p) Absence of Defaults. No Borrower is in default under its articles or certificate of incorporation or by-laws, and no event has occurred which has not been remedied, cured or waived (i) that constitutes a Default or an Event of Default or (ii) that constitutes or that, with the passage of time or giving of notice, or both, would constitute a default or event of default by such Borrower under any material agreement (other than this Agreement) or judgment, decree or order to which such Borrower is a party or by which such Borrower or any of its properties may be bound or which would require such Borrower to make any payment thereunder prior to the scheduled maturity date therefor.

     (q) Accuracy and Completeness of Information. All written information, reports and other papers and data produced by or on behalf of the Borrowers and furnished to the Lender were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, no fact is known to any Borrower which has had, or may in the future have (so far as any Borrower can foresee), a Materially Adverse Effect which has not been set forth in the financial statements or disclosure delivered prior to the Effective Date, in each case referred to in Section 5.01(m), or in such written information, reports or other papers or data or otherwise disclosed in writing to the Lender prior to the Effective Date. No document furnished or written statement made to the Lender by either Borrower in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents
78369
                                       41
contains or will contain any untrue statement of a fact material to the creditworthiness of either Borrower or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

     (r) Solvency. In each case after giving effect to the Indebtedness represented by the Loans outstanding and to be incurred and the transactions contemplated by this Agreement, (i) each Borrower has assets (excluding goodwill and other intangible assets not capable of valuation) having value, both at fair value and at present fair saleable value, greater than the amount of liabilities, and (ii) each Borrower's assets are sufficient in value to provide such Borrower with sufficient aggregate working capital to enable it to profitably operate its business and to meet its obligations as they become due, and (iii) each Borrower has capital to conduct the business in which it is and proposes to be engaged.

     (s) Status of Receivables. Each Receivable reflected in the computations included in any Borrowing Base Certificate meets the criteria enumerated in clauses (a) through (o) of the definition of Eligible Receivables, except as disclosed in such Borrowing Base Certificate or as disclosed in a timely manner in a subsequent Borrowing Base Certificate or otherwise in writing to the Lender.

     (t) Chief Executive Office. The respective chief executive offices of the Borrowers and the books and records relating to the Receivables are located at the address or addresses set forth on Schedule 5.01(t); except as set forth in
Schedule 5.01(t), no Borrower has maintained its chief executive office or the books and records relating to any Receivables at any other address at any time during the five years immediately preceding the Agreement Date.

     (u) Status of Inventory. All Inventory is in good condition, meets all standards imposed by any governmental agency or department or division thereof having regulatory authority over such goods, their use or sale, and is currently either usable or saleable in the normal course of the Borrowers' business, except to the extent reserved against in the financial statements delivered pursuant to Article 9. Set forth in Schedule 5.01(u) is the (i) address (including street, city, county and state) of each facility at which Inventory is located, (ii) the approximate quantity in Dollars of the Inventory customarily located at each such facility, and (iii) if the facility is leased or is a third party warehouse or processor location, the name of the landlord or such third party warehouseman or processor. All Inventory is located on the premises set forth in Schedule 5.01(u) or is in transit to one of such locations, except as otherwise disclosed in writing to the Lender; the Borrowers have not located Inventory at premises other than those set forth in Schedule 5.01(u) at any time during the four months immediately preceding the Agreement Date.

     (v) Corporate and Fictitious Names; Trade Names. Except as otherwise disclosed in Schedule 5.01(v)(I), during the one-year period preceding the Agreement Date, no Borrower has been known as or used any corporate or fictitious name other than the corporate name of such Borrower on the Effective Date. Schedule 5.01(v)(II) sets for the identity,
78369
                                       42
including any corporate or fictitious names, of any entity owning or having an interest in any assets transferred to Borrowers pursuant to the WorldCom Acquisition Documents. All trade names or styles under which such Borrower sells Inventory or creates Receivables, or to which instruments in payment of Receivables are made payable, are listed in Schedule 5.01(v)(III).

     (w) Federal Regulations. No Borrower is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulations G and U of the Board of Governors of the Federal Reserve System).

     (x) Investment Company Act. No Borrower is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

     (y) Public Utility Holding Company Act. No Borrower is a "holding company" or a "subsidiary company" of a "holding company" or an affiliate of a "holding company" (as each of the quoted terms is defined or used in the Public Utility Holding Company Act of 1935, as amended).

     (z) Employee Relations. No Borrower is, except as set forth in Schedule 5.01(z), party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees; no Borrower knows of pending, threatened or contemplated strikes, work stoppage or other labor disputes involving its employees or those of its Subsidiaries.

     (aa) Intellectual Property. Each Borrower owns or possesses all Intellectual Property required to conduct its business as now and presently planned to be conducted without, to its knowledge, conflict with the rights of others, and Schedule 5.01(aa) lists all Intellectual Property owned by such Borrower.

     (bb) Bank Accounts. As of the Closing Date and after giving effect to the consummation of the WorldCom Acquisition, Schedule 5.01(bb) sets forth the account numbers and location of all bank accounts of the Borrowers. Each Borrower shall give Lender prompt notice of any new accounts established by any Borrowers.

     (cc) Representations and Warranties from the Related Transaction Documents

         (i) Each of the representations and warranties given by such Borrower in the Related Transaction Documents is true and correct in all material respects as of the date hereof, and such representations and warranties are hereby incorporated herein by this reference as of such date with the same effect as though set forth in their entirety herein.


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         (ii) Notwithstanding  anything in the Related Transaction  Documents to the contrary, the representations and warranties of each Borrower in the Related Transaction Documents incorporated in this Agreement by Section 5.01(cc)(i) shall, solely for the purposes of this Agreement, survive the execution and delivery of the Related Transaction Documents, the execution and delivery of this Agreement, the making of the Loans hereunder, and the execution and delivery of the Notes.

     (dd) Broker's Fees. Except as set forth in Schedule 5.01(dd), no broker's or finder's fee or commission will be payable by Borrowers with respect to the issuance and sale of the ILD capital stock, or otherwise in connection with the WorldCom Transactions or any of the other transactions contemplated hereby or by the Related Transaction Documents. Borrowers shall indemnify, pay and hold Lender harmless from and against any claim, demand or liability for broker's or finder's fees alleged to have been incurred in connection with any such offer, issuance and sale or any of the other transactions contemplated hereby or by the Related Transaction Documents and any expenses, including reasonable attorneys' fees, arising in connection with any such claim, demand or liability. No other similar fees or commission will be payable for any other services rendered to Borrowers ancillary to the transactions contemplated hereby including the WorldCom Transactions.

     Section 5.02 Survival of Representations and Warranties, Etc. All representations and warranties set forth in this Article 5 and all statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrowers pursuant to or in connection with this Agreement or any of the Loan Documents (including, but not limited to, any such representation, warranty or statement made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Agreement Date, at and as of the Effective Date and at and as of the date of each Loan, except that representations and warranties which, by their terms are applicable only to one such date shall be deemed to be made only at and as of such date. All representations and warranties made or deemed to be made under this Agreement shall survive and not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lender or any borrowing hereunder.


                           ARTICLE 6 - SECURITY INTEREST

     Section 6.01 Security Interest. (a) To secure the payment, observance and performance of the Secured Obligations, the Borrowers hereby mortgage, pledge and assign all of the Collateral to the Lender for itself and as agent for any Affiliate of the Lender and grant to the Lender for itself and as agent for any Affiliate of the Lender a continuing security interest in, and a continuing Lien upon, all of the Collateral; provided, however, that the Lien created hereby shall not apply to those Receivables and call detail records that are sold to and accepted by a LEC pursuant to billing and collection agreement that has been approved by Lender, in its sole discretion, from and after the time such a sale occurs.


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     (b)  As  additional  security  for  all  of the  Secured  Obligations,  the
Borrowers grant to the Lender for itself and as agent for any Affiliate of the Lender a security interest in, and assigns to the Lender for itself and as agent for any Affiliate of the Lender all of the Borrowers' right, title and interest in and to, any deposits or other sums at any time credited by or due from the Lender and each Affiliate of the Lender to the Borrowers, with the same rights therein as if the deposits or other sums were credited by or due from the Lender.

     (c) In the event the Switches become the subject of a sale-leaseback transaction on or prior to October 2, 1997, which sale is in form and substance reasonably acceptable to Lender, Lender will release its security interest in and to the Switches.

     Section 6.02 Continued Priority of Security Interest. (a) The Security Interest granted by the Borrowers shall at all times be a valid, perfected, first-priority, enforceable Security Interest against the Borrowers and all third parties in accordance with the terms of this Agreement, as security for the Secured Obligations, and the Collateral shall not at any time be subject to any Liens that are prior to, on a parity with or junior to the Security Interest, other than Permitted Liens.

     (b) The Borrowers shall, at their sole cost and expense, take all action that may be necessary or desirable, or that the Lender may request, so as at all times to maintain the validity, perfection, enforceability and rank of the Security Interest in the Collateral in conformity with the requirements of this
Section 6.02(b) or to enable the Lender to exercise or enforce its rights hereunder, including, but not limited to: (i) paying all taxes, assessments and other claims lawfully levied or assessed on any of the Collateral, except to the extent that such taxes, assessments and other claims constitute Permitted Liens,
(ii) diligently seeking to obtain, after the Agreement Date, landlords', mortgagees' or mechanics' releases, subordinations or waivers, (iii) delivering to the Lender, endorsed or accompanied by such instruments of assignment as the Lender may specify, and stamping or marking in such manner as the Lender may specify, any and all chattel paper, instruments, letters and advices of guaranty and documents evidencing or forming a part of the Collateral, and (iv) executing and delivering financing statements, ledgers, designations, hypothecations, notices and assignments, in each case in form and substance satisfactory to the Lender, relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the UCC or other applicable law.

     (c) The Lender is hereby authorized to file one or more financing or continuation statements or amendments thereto without the signature of or in the name of the Borrowers for any purpose described in Section 6.02(b). A carbon, photographic or other reproduction of this Agreement or of any of the Security Documents or of any financing statement filed in connection with this Agreement is sufficient as a financing statement, to the extent permitted by applicable law.


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

     (d) Upon the specific request of Lender, the Borrowers shall mark their books and records as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause its financial statements to reflect the Security Interest.


                         ARTICLE 7 - COLLATERAL COVENANTS

     Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been indefeasibly paid in full, unless the Lender shall otherwise consent in the manner provided in Section 12.11:

     Section 7.01 Collection of Receivables. The Borrowers will cause all moneys, checks, notes, drafts and other payments relating to or constituting proceeds of Receivables, or of any other Collateral, to be collected in accordance with a cash management system, acceptable to Lender in its sole discretion (the "Cash Management System"). The Cash Management System shall include a mechanism, acceptable to Lender in its sole discretion, whereby immediately upon each receipt by Lender, on behalf of a Borrower, of a LEC Payment, Borrowers shall provide Lender a good faith written estimate of the amount of such LEC Payment believed in its reasonable judgment to be owed to Wholesale Billing and Collection Customers (the "Wholesale Portion"), which Wholesale Portion plus an additional percentage of the Wholesale Portion (to be determined in Lender's sole discretion), shall be transferred to an investment account with Lender, held in the name of a Borrower (the "Investment Account"). For the twelve (12) months following the Effective Date, no later than thirty
(30) days after the receipt of each LEC Payment, and at all times thereafter, no later than five (5) days after the receipt of each LEC Payment, Borrowers shall provide to Lender the back-up data evidencing the exact amount of each such LEC Payment which is owed to Wholesale Billing and Collection Customers. In the event such amount is less than that which was transferred to the Investment Account, Lender agrees to transfer the excess for application to the Revolving Loans. Borrowers hereby covenant and agree that the only disbursements that will be made from the Investment Account will be to Wholesale Billing and Collection Customers for sums owed by Borrowers to such entity in accordance with any written billing and collection agreement (and the distribution of any sums shall be deemed a representation and warranty of Borrowers that such disbursement has been made in accordance with this Section 7.01); provided, however, that if an Event of Default has occurred hereunder, Borrowers hereby covenant and agree that no disbursements of any kind will be made from the Investment Account without the prior written consent of Lender.

     Section 7.02 Verification and Notification. The Lender shall have the right
(a) at any time and from time to time, in the name of the Lender or in the name of either of the Borrowers, to verify the validity, amount or any other matter relating to any Receivables by mail, telephone, telegraph or otherwise, and (b) after an Event of Default, to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to the Lender and to direct such Account Debtor or obligors to make payment of all amounts due or to become due thereunder directly to the Lender and, upon such notification and at the

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expense of the Borrowers,  to enforce  collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrowers might have done.

     Section 7.03 Disputes, Returns and Adjustments. (a) In the event amounts due and owing under any Receivable in excess of $300,000 are in dispute between the Account Debtor and the Borrowers, the Borrowers shall provide the Lender with prompt written notice thereof.

     (b) The Borrowers shall notify the Lender promptly of all material returns, credits, offsets or charges in excess of $250,000 in respect of any Receivable, which notice shall specify the Receivables affected.

     (c) The Borrowers may, in the ordinary course of business and prior to a Default or an Event of Default, grant any extension of time for payment of any Receivable or compromise, compound or settle the same for less than the full amount thereof or release wholly or partly any Person liable for the payment thereof or allow any credit or discount whatsoever thereon; provided that (i) no such action results in the reduction of more than $100,000 in the amount payable with respect to any Receivable of more than $300,000 with respect to all Receivables in any fiscal year of the Borrowers, and (ii) the Lender is promptly notified of the amount of such adjustments and the Receivable(s) affected thereby.

     Section 7.04 Invoices. Upon the request of the Lender, the Borrowers shall deliver to the Lender, at the Borrowers' expense, copies of customers' invoices or the equivalent, original call detail records, the original copy of all documents, including, without limitation, repayment histories and present status reports, relating to Receivables and such other documents and information relating to the Receivables as the Lender shall specify.

     Section 7.05 Delivery of Instruments. In the event any Receivable in an amount in excess of $100,000 is, or Receivables in excess of $250,000 in the aggregate are, at any time evidenced by a promissory note or notes, trade acceptance or any other instrument for the payment of money, the Borrowers will immediately thereafter deliver such instruments to the Lender, appropriately endorsed to the Lender.

     Section 7.06 Sales of Inventory. All sales of Inventory will be made in compliance with all requirements of applicable law.

     Section 7.07 Returned Goods. The Security Interest in the Inventory shall, without further act, attach to the cash and non-cash proceeds resulting from the sale or other disposition thereof and to all Inventory which is returned to the Borrowers by customers or is otherwise recovered.

     Section 7.08 Ownership and Defense of Title. (a) Except for Permitted Liens, the Borrowers shall at all times be the sole owner of each and every item of Collateral and shall not create any Lien on, or sell, lease, exchange, assign, transfer, pledge, hypothecate, grant a

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


security interest or security title in or otherwise dispose of, any of the Collateral or any interest therein, except for sales of Inventory in the ordinary course of business, for cash or on open account or on terms of payment ordinarily extended to its customers and except as otherwise expressly contemplated herein. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by the Lender to any other sale or other disposition of any part or all of the Collateral.

     (b) The Borrowers shall defend their title in and to the Collateral and shall defend the Security Interest in the Collateral against the claims and demands of all Persons.

     (c) In addition to, and not in derogation of, the foregoing and the requirements of any of the Security Documents, the Borrowers shall (i) protect and preserve all properties material to its business, including Intellectual Property and maintain all tangible property in good and workable condition in all material respects, with reasonable allowance for wear and tear, and (ii) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     Section 7.09 Insurance. (a) The Borrowers shall at all times maintain insurance on the Collateral against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Lender shall reasonably specify, in amounts and under policies issued by insurers acceptable to the Lender. All premiums on such insurance shall be paid by the Borrowers and copies of the policies delivered to the Lender. The Borrowers will not use or permit the Collateral to be used in violation of any applicable law or in any manner which might render inapplicable any insurance coverage.

     (b) All insurance policies required under Section 7.09(a) shall name the Lender as an additional named insured and shall contain "New York standard" loss payable clauses in the form submitted to the Borrowers by the Lender, or otherwise in form and substance satisfactory to the Lender, naming the Lender as loss payee as its interests may appear, and providing that (i) all proceeds thereunder shall be payable to the Lender, (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (iii) such policy and loss payable clauses may not be canceled, amended or terminated unless at least 30 days' prior written notice is given to the Lender.

     (c) Any proceeds of insurance referred to in this Section 7.09 which are paid to the Lender shall be, at the option of the Lender in its sole discretion, either (i) applied to rebuild, restore or replace the damaged or destroyed Collateral, or (ii) applied to the payment or prepayment of the Secured Obligations.

     (d) The Borrowers shall at all times maintain, in addition to the insurance required by Section 7.09(a) or any of the Security Documents, insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar
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



businesses or as may be required by applicable law, including such public liability, products liability, third party property damage and business interruption insurance as is consistent with reasonable industry practices, and from time to time deliver to the Lender upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

     Section 7.10 Location of Offices and Collateral. (a) The Borrowers will not change the location of either of their respective chief executive offices or the place where they keep their respective books and records relating to the Collateral or change their respective names, identity or corporate structure without giving the Lender 30 days' prior written notice thereof.

All Collateral, other than Inventory in transit to any such location, will at all times be kept by the Borrowers at one of the locations set forth in Schedules 5.01(t) and 5.01(u), respectively, and shall not, without the prior written consent of the Lender, be removed therefrom except, so long as no Event of Default shall have occurred and be continuing, for sales of Inventory permitted under Section 7.06.

     (b) If any Collateral is in the possession or control of any of the Borrowers' agents or processors, the Borrowers shall notify such agents or processors of the Security Interest and, upon the occurrence of an Event of Default, shall instruct them (and cause them to acknowledge such instruction) to hold all such Collateral for the account of the Lender, subject to the instructions of the Lender.

     Section 7.11 Records Relating to Collateral. (a) The Borrowers will at all times keep complete and accurate records of Collateral on a basis consistent with past practices of the Borrowers, itemizing and describing the kind, type and quantity of Collateral and the Borrowers' cost therefor and a current price list for such Collateral.

     (b) Upon the request of Lender, the Borrowers will take a physical listing of all Inventory and Equipment, wherever located.

     Section 7.12 Inspection. The Lender (by any of its officers, employees or agents shall have the right, to the extent that the exercise of such right shall be within the control of the Borrowers, at any time or times to (a) visit the properties of the Borrowers, inspect the Collateral and the other assets of the Borrowers and their Subsidiaries and inspect and make extracts from the books and records of the Borrowers and their Subsidiaries, including, but not limited to, management letters prepared by independent accountants, all during customary business hours at such premises, (b) discuss the Borrowers' business, assets, liabilities, financial condition, results of operations and business prospects, insofar as the same are reasonably related to the rights of the Lender hereunder or under any of the Loan Documents, with the Borrowers' and their Subsidiaries'
(i) principal officers, (ii) independent accountants and other professionals providing services to the Borrowers, and (iii) any other Person (except

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that any such  discussion with any third parties shall be conducted only in accordance with the Lender's standard operating procedures relating to the maintenance of confidentiality of confidential information of borrowers), and
(c) verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral and in this connection to review, audit and make extracts from all records and files related to any of the Collateral. The Borrowers will deliver to the Lender any instrument necessary to authorize an independent accountant or other professional to have discussions of the type outlined above with the Lender or for the Lender to obtain records from any service bureau maintaining records on behalf of the Borrowers.

     Section 7.13 Information and Reports.

     (a) Schedule of Receivables. Each Borrower shall deliver to the Lender (i) on or before the Effective Date, a Schedule of Receivables as of a date not more than three (3) Business Days prior to the Effective Date setting forth a detailed aged trial balance of all of its then existing Receivables, specifying the name of and the balance due from (and any rebate due to) each Account Debtor obligated on a Receivable so listed, and (ii) no later than 20 Business Days after the end of each accounting month of such Borrower for the months beginning with the month during which the Effective Date occurs and continuing through and including March, 1998 and no later than 10 Business Days after the end of each accounting month of such Borrower for all subsequent months, a Schedule of Receivables as of the last Business Day of such Borrower's immediately preceding accounting month setting forth (A) a detailed aged trial balance of all such Borrower's then existing Receivables, specifying the name of and the balance due from (and any rebate due to) each Account Debtor obligated on a Receivable so listed and (B) a reconciliation to the Schedule of Receivables delivered in respect of the next preceding accounting month.

     (b) Borrowing Base Certificate. The Borrowers shall deliver to the Lender not later than two (2) Business Days after the last day of each accounting week of the Borrowers a Borrowing Base Certificate prepared as of the close of business on the last Business Day of such accounting week.

     (c) Notice of Diminution of Value. The Borrowers shall give prompt notice to the Lender of any matter or event which has resulted in, or may result in, the actual or potential diminution in excess of $400,000 in the value of any of its Collateral, except for any diminution in the value of any Receivables or Inventory in the ordinary course of business which has been appropriately reserved against, as reflected in the financial statements previously delivered to the Lender pursuant to Article 9.

     (d) Certification. Each of the schedules delivered to the Lender pursuant to this Section 7.14 shall be certified by the Chairman, President, Vice President, Treasurer or Secretary of ILD to be true, correct and complete as of the date indicated thereon.



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

     (e) Other Information. The Lender may, in its discretion, from time to time require the Borrowers to deliver the schedules described in Section 7.14(a), (b) and (c) more or less often and on different schedules than specified in such Section, and the Borrower will comply with such requests. The Borrowers shall also furnish to the Lender such other information with respect to the Collateral as the Lender may from time to time reasonably request.

     Section 7.14 Power of Attorney. The Borrowers hereby individually and jointly appoint the Lender as their respective and collective attorney, with power (a) to endorse the name of any Borrower on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Lender's possession, and (b) to sign the name of either Borrower on any invoice or bill of lading relating to any Receivables, Inventory, Equipment or other Collateral, on any drafts against customers related to letters of credit, on schedules and assignments of Receivables furnished to the Lender by such Borrower, on notices of assignment, financing statements and other public records relating to the perfection or priority of the Security Interest or verifications of account and on notices to or from customers.


     Section 7.15 Equipment. Each Borrower shall keep its Equipment in good, working order, ordinary wear and tear excepted.

     Section 7.16 Billing and Collection Agreements. Borrowers will submit (i) any and all proposed billing and collection agreements (other than as related to Wholesale Billing and Collection Customers) to Lender for Lender's written approval prior to the execution of any such agreement by Borrowers and (ii) for each month, no later than the tenth (10th) day of the following month, a list of all Wholesale Billing and Collection Customers.


                         ARTICLE 8 - AFFIRMATIVE COVENANTS

     Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been indefeasibly paid in full, unless the Lender shall otherwise consent in the manner provided for in Section 12.11, each Borrower will:

     Section 8.01 Preservation of Corporate Existence and Similar Matters. Preserve and maintain its corporate existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

     Section 8.02 Compliance with Applicable Law. Comply with all Applicable Laws relating to such Borrower.



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

     Section   8.03  Conduct  of  Business.   Engage  only  in   businesses   in
substantially the same fields as the businesses conducted on the Effective Date.

     Section 8.04 Payment of Taxes and Claims. Pay or discharge when due (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Borrower or any Subsidiary, except that this Section 8.04 shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the appropriate books.

     Section 8.05 Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP consistently applied.

     Section 8.06 Use of Proceeds. (a) Use the proceeds of (i) the Initial Loan to consummate the WorldCom Acquisition, and (ii) all subsequent Revolving Credit Loans only for working capital and general business purposes, and

     (b) not use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System) or for any other purpose which would involve a violation of such Regulation G or U or Regulation T or X of such Board of Governors or for any other purpose prohibited by law or by the terms and conditions of this Agreement.

     Section 8.07 Hazardous  Waste and Substances;  Environmental  Requirements.
(a) In addition to, and not in derogation of, the requirements of Section 8.02 hereof, comply with all laws, governmental standards and regulations applicable to the Borrowers or to any of their assets in respect of occupational health and safety laws, rules and regulations and Environmental Laws, promptly notify the Lender of its receipt of any notice of a violation of any such law, rule, standard or regulation and indemnify and hold the Lender harmless from all loss, cost, damage, liability, claim and expense incurred by or imposed upon the Lender on account of the Borrowers' failure to perform its obligations under this Section 8.07.

     (b)  Whenever  the  Borrowers  give  notice to the Lender  pursuant to this
Section 8.07 with respect to a matter that reasonably could be expected to result in liability to the Borrowers in excess of $250,000 in the aggregate, the Borrowers shall, at the Lender's request and the Borrowers' expense, (i) cause an independent environmental engineer acceptable to the Lender to conduct such tests of the site where the noncompliance or alleged noncompliance with Environmental Laws has occurred and prepare and deliver to the Lender a report setting forth the results of such tests, a proposed plan to bring the Borrowers into
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compliance  with  such  Environmental  Laws and an  estimate  of the costs thereof, and (ii) provide to the Lender a supplemental report of such engineer whenever the scope of the noncompliance or the response thereto or the estimated costs thereof shall materially change.

     Section 8.08 Accuracy of Information. All written information, reports, statements and other papers and data furnished to the Lender, whether pursuant to Article 9 or any other provision of this Agreement or any of the other Loan Documents, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give the Lender true and accurate knowledge of the subject matter.

     Section 8.09 Revisions or Updates to Schedules. Should any of the information or disclosures provided on any of the Schedules originally attached hereto become outdated or incorrect in any material respect (other than in the case of Schedule 5.01(h), with respect to liens which constitute Permitted Liens pursuant to this Agreement), the Borrowers shall provide promptly to the Lender such revisions or updates to such Schedule(s) as may be necessary or appropriate to update or correct such Schedule(s); provided that no such revisions or updates to any Schedule(s) shall be deemed to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule(s) unless and until the Lender, in its sole discretion, shall have accepted in writing such revisions or updates to such Schedule(s).

     Section 8.10 Covenants in WorldCom Acquisition Documents. At all times prior to the effective date of the WorldCom Acquisition, ILD shall comply with its covenants under the WorldCom Acquisition Documents in all material respects. ILD shall not amend, supplement or otherwise modify or waive rights under, and shall not consent to or permit the amendment, supplement or other modification or waiver of rights under, any WorldCom Acquisition Documents without the consent of Lender (which consent shall not be unreasonably withheld, conditioned or delayed) if the effect of such amendment, supplement or other modification or waiver of right would materially and adversely affect the rights and claims of any party under any WorldCom Acquisition Documents. ILD shall at all times diligently pursue and enforce all material rights and material claims (after taking into account any applicable deductibles) under any WorldCom Acquisition Documents (including, without limitation, any material right to any indemnification).


                              ARTICLE 9 - INFORMATION

         Until the Revolving Credit Facility has been terminated and the Term Loan and all the Secured Obligations have been indefeasibly paid in full, unless the Lender shall otherwise consent in the manner set forth in Section 12.11, the Borrowers will furnish to the Lender at the Lender's Office:

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     Section 9.01 Financial Statements.

     (a) Audited Year-End Statements. As soon as available, but in any event within 120 days after the end of each fiscal year of the Borrowers, copies of the consolidated balance sheet of the Borrowers at the end of such fiscal year and the related statements of income, shareholders' equity and cash flow for such fiscal year, in each case setting forth in comparative form the figures for the previous year of the Borrowers and reported on, without qualification, by Price Waterhouse LLP or other independent certified public accountants selected by the Borrowers and acceptable to the Lender.

     (b) Monthly Financial Statements. As soon as available, but in any event within 30 days after the end of each accounting month of the Borrowers, copies of the unaudited consolidated balance sheet of the Borrowers as at the end of such month and the related unaudited income statement for the Borrowers for such month and for the portion of the fiscal year of the Borrowers through such month, certified by the Chairman, President or chief financial officer of the ILD to the best of his knowledge as presenting fairly the financial condition and results of operations of the Borrowers as at the date thereof and for the periods ended on such date, subject to normal year end adjustments.

     (c) Projected Financial Statements. As soon as available, but in any event within 30 days prior to the end of each fiscal year of the Borrowers, forecasted financial statements, prepared by the Borrowers, consisting of balance sheets, cash flow statements and income statements of the Borrowers, reflecting projected borrowings hereunder and setting forth the assumptions on which such forecasted financial statements were prepared, covering the one-year period until the next fiscal year end.

All such financial statements shall be complete and correct in all material respects and all such financial statements referred to in clauses (a) and (b) shall be prepared in accordance with GAAP (except, with respect to interim financial statements, for the omission of footnotes) applied consistently throughout the periods reflected therein.

     Section 9.02 Accountants' Certificate. Together with each delivery of financial statements required by Section 9.01(a), a certificate of the accountants who performed the audit in connection with such statements (a) stating that they have reviewed this Agreement and that, in making the audit necessary to the issuance of a report on such financial statements, they have obtained no knowledge of any Default or Event of Default or, if such accountants have obtained knowledge of a Default or Event of Default, specifying the nature and period of existence thereof, and (b) setting forth the calculations necessary to establish whether or not the Borrowers were in compliance with the covenants contained in Sections 10.01, 10.02, and 10.05 as of the date of such statements.

The Borrowers authorize the Lender to discuss the financial condition of the Borrowers with the Borrowers' independent certified public accountants and agrees that such discussion or communication shall be without liability to either the Lender or the Borrowers' independent
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certified  public  accountants.   The  Borrowers  shall  deliver  a  letter
addressed to such accountants authorizing them to comply with the provisions of this Section 9.02.

     Section 9.03 Officer's Certificate. Together with each delivery of financial statements required by Section 9.01(a) and (b), a certificate of the ILD's Chairman, President or chief financial officer (a) stating that, based on an examination sufficient to enable him to make an informed statement, no Default or Event of Default exists or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default, and (b) setting forth the calculations necessary to establish whether or not the Borrowers were in compliance with the covenants contained in Sections 10.01, 10.02, and 10.05 as of the date of such statements.

     Section 9.04 Management Reports. Together with each delivery of financial statements required pursuant to Section 9.01(a) or on a quarterly basis with respect to those required under Section 9.01(b), Borrower will deliver a management report (a) describing the operations and financial condition of Borrowers for the quarter then ended and the portion of the current fiscal year then elapsed; (b) setting forth in comparative form the corresponding figures in the most recently delivered projection for the current fiscal year delivered to Lender pursuant to Section 9.01(c); and (c) discussing the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the chief financial officer of ILD to the effect that such information fairly presents the results of operations and financial condition of Borrowers as at the dates and for the periods indicated.

     Section 9.05 Copies of Other Reports. (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrowers or their Board of Directors by its independent public accountants, including, without limitation, all management reports.

     (b) From time to time and promptly upon each request, such forecasts, data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrowers as the Lender may reasonably request. The rights of the Lender under this Section 9.04(b) are in addition to and not in derogation of its rights under any other provision of this Agreement or any Loan Document.

     (c) If requested by the Lender, statements in conformity with the requirements of Federal Reserve Form G-1 or U-1 referred to in Regulations G and U, respectively, of the Board of Governors of the Federal Reserve System.

     Section 9.06 Notice of Litigation and Other Matters. Prompt notice of:

     (a) the commencement, to the extent that either of the Borrowers are aware of the same, of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator
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against or in any other way relating adversely to, or adversely  affecting, the Borrowers or any Affiliate of the Borrowers or any of their respective property, assets or businesses which might, singly or in the aggregate, cause a Default or an Event of Default or have a Materially Adverse Effect,

     (b) any amendment of the articles of incorporation or by-laws of the Borrowers,

     (c) the cancellation or termination of any LEC billing and collection agreement,

     (d) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of either of the Borrowers or any Affiliate of either of the Borrowers which has had or may have any Materially Adverse Effect and any change in the executive officers of either of the Borrowers, and

     (e) any (i) Default or Event of Default, or (ii) event that constitutes or that, with the passage of time or giving of notice or both, would constitute a default or event of default by the Borrowers under any material agreement (other than this Agreement) to which either Borrower is a party or by which either Borrower or any of its property may be bound if the exercise of remedies thereunder by the other party to such agreement would have, either individually or in the aggregate, a Materially Adverse Effect.

     Section 9.07 ERISA. As soon as possible and in any event within 30 days after either of the Borrowers know, or have reason to know, that:

     (a) any Termination Event with respect to a Benefit Plan has occurred or will occur,

     (b) the aggregate present value of the Unfunded Vested Accrued Benefits under all plans has increased to an amount in excess of $0, or

     (c) either of the Borrowers are in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of its complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, a certificate of the Chairman, President or the chief financial officer of ILD setting forth the details of such of the events described in clauses (a) through
(c) as applicable and the action which is proposed to be taken with respect thereto and, simultaneously with the filing thereof, copies of any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such of the events described in clauses (a) through
(c) as applicable.


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



                          ARTICLE 10 - NEGATIVE COVENANTS

         Until the Revolving Credit Facility has been terminated and the Term Loan and all the Secured Obligations have been indefeasibly paid in full, unless the Lender shall otherwise consent in the manner set forth in Section 12.11, the Borrowers will not directly or indirectly:

         Section 10.01 Financial Ratios.

     (a) Senior Funded Debt to EBITDA. Permit the ratio of the Borrowers Senior Funded Debt to their aggregate EBITDA for the four (4) most recently completed fiscal quarters, as measured quarterly, at any time:

          (i) from December 31, 1997 through and including June 30, 1998, to be greater than 6.5 to 1.0;

          (ii) from July 1, 1998 through and including March 30, 1999, to be greater than 5.0 to 1.0;

          (iii) from March 31, 1999 through and including March 30, 2000, to be greater than 3.5 to 1.0;

          (iv) from March 31, 2000 and at all times thereafter, to be greater than 3.0 to 1.0.

     (b) Minimum Net Worth. Permit the aggregate Net Worth of the Borrowers, as measured quarterly, at any time:

          (i) from the Effective Date through and including the date which is six (6) months after the Effective Date, to be less than $15,500,000;

          (ii) for each six (6) month period thereafter, to be less than the minimum Net Worth as required hereunder for the immediately preceding six
     (6) month period plus seventy-five percent (75%) of the Net Income of Borrowers during such period.

     (c) Minimum Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio, as measured quarterly for the four (4) most recently completed fiscal quarters, as measured quarterly, at any time:

          (i) from December 31, 1997 through and including June 29, 1998, to be less than 1.05 to 1.0;

          (ii) from June 30, 1998 through and including December 30, 1998, to be less than 1.10 to 1.0;


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         (iii) from December 31, 998 through and  including  December 30, 1999, to be less than 1.20 to 1.0; and

          (iv) from December 31, 1999 and at all times thereafter, to be less than 1.35 to 1.0.

     Section 10.02 Indebtedness. Create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any Indebtedness for Money Borrowed, except for Permitted Indebtedness for Money Borrowed and the Sirrom Subordinated Indebtedness.

     Section 10.03 Guaranties. Become or remain liable with respect to any Guaranty of any obligation of any other Person, except for Permitted Guaranties.

     Section 10.04 Investments. Acquire, after the Agreement Date, any Business Unit or Investment or, after such date, permit any Investment to be outstanding, other than Permitted Investments; provided, however, that in the event there is not Event of Default hereunder, either Borrower may (i) acquire, through an asset purchase transaction, the assets of another entity for a total purchase price (whether consisting of cash, notes or other consideration) equal to or less than $2,000,000, and (ii) acquire, through an equity or pooling basis, an interest in another entity for an amount not to exceed $4,000,000; provided, further, however, that (i) any such acquisition shall be consummated by a Borrower or another entity which shall, prior to any such acquisition, become a Borrower hereunder, and (ii) after giving effect to any such transaction there must be no Event of Default hereunder and Borrowers must have Availability of at least $1,500,000.

     Section 10.05 Capital Expenditures. Make or incur any Capital Expenditures, except that the Borrowers may make or incur Capital Expenditures in an amount not to exceed, in the aggregate, $2,500,000 for fiscal year 1997, and $1,500,000, for each other fiscal year during the term hereof.

     Section 10.06 Restricted Distributions and Payments. Declare or make any Restricted Distribution or Restricted Payment, other than Permitted Dividends.

     Section  10.07  Merger,   Consolidation  and  Sale  of  Assets.   Merge  or
consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of their assets to any Person other than the Permitted Distributions and Permitted Asset Dispositions.

     Section 10.08 Affiliate Transactions. Effect any transaction with any Affiliate on a basis less favorable to the Borrowers or their Subsidiaries than would be the case if such transaction had been effected with a Person not an Affiliate.

     Section 10.09 Liens. Create, assume or permit or suffer to exist or to be created or assumed any Lien on any of the property or assets of the Borrowers, real, personal or mixed, tangible or intangible, except for Permitted Liens.



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     Section  10.10 No  Negative  Pledges.  Enter into or assume  any  agreement
(other than the documents evidencing the Sirrom Subordinated Indebtedness, as unamended, and the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether nor owned or hereafter acquired other than in connection with the Purchase Money Indebtedness, provided any such agreement prohibiting the creation or assumption of any Lien entered into in connection with any purchase shall extend only to the assets so purchased and shall in no event extend to the Collateral.

     Section 10.11 Operating Leases. Enter into any lease other than a Capitalized Lease (excluding the leases for the Switches) which would cause the annual aggregate payment obligations of the Borrowers under all leases (other than leases of real property in effect on the Effective Date (and renewals and substitutions therefor)) to exceed $750,000 in the aggregate.

     Section 10.12 Benefit Plans. Permit, or take any action which would result in, the aggregate present value of the Unfunded Vested Accrued Benefits under all Benefit Plans of the Borrowers to exceed $0.

     Section 10.13 Sales and Leasebacks. Except for the leases for the Switches, enter into any arrangement with any Person providing for the leasing from such Person of real or personal property which has been or is to be sold or transferred, directly or indirectly, by the Borrowers to such Person.

     Section 10.14 Amendments of Other Agreements. Amend in any way the interest rate or principal amount or schedule of payments of principal and interest with respect to any Indebtedness (other than the Secured Obligations) other than to reduce the interest rate or extend the schedule of payments with respect thereto.

     Section 10.15 Minimum Availability. Permit Availability to be less than $500,000 at any time.

     Section 10.16 Net Income. Incur aggregate pre-tax Net Income in the Borrowers' 1997 fiscal year of less than $1.00.


                                ARTICLE 11 - DEFAULT

     Section 11.01 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

     (a) Default in Payment of Loans. Either Borrower shall default in any payment of principal of, or interest on any Loan or either Note when and as due (whether at maturity, by reason of acceleration or otherwise).


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     (b) Other Payment Default. Either Borrower shall default in the payment, as and when due, of principal of or interest on, any other Secured Obligation, and such default shall continue for five days after written notice thereof has been given to either Borrower by the Lender.

     (c) Misrepresentation. Any representation or warranty made or deemed to be made by either Borrower under this Agreement or any other Loan Document or any amendment hereto or thereto shall at any time prove to have been incorrect or misleading in any material respect when made.

     (d) Default in Performance. Either Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in (i) Articles 6, 7, 8, 9 or 10 or (ii) any other provision of this Agreement (other than as specifically provided for otherwise in this Section 11.01) and such default shall continue for a period of 30 days after written notice thereof has been given to either Borrower by the Lender.

     (e) Indebtedness Cross-Default. (i) A Borrower shall fail to pay when due and payable the principal of or interest on the Sirrom Subordinated Indebtedness, the Shareholder Subordinated Indebtedness or any other Indebtedness (other than the Loans or Notes) where the principal amount of such Indebtedness is in excess of $50,000, or (ii) the maturity of any such Indebtedness shall have (A) been accelerated in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Indebtedness, or (B) been required to be prepaid prior to the stated maturity thereof, or (iii) any event shall have occurred and be continuing which, with or without the passage of time or the giving of notice, or both, would permit any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity.

     (f) Other Cross-Defaults. A Borrower shall default in the payment when due or in the performance or observance of any material obligation or condition of any agreement, contract or lease (other than the Security Documents or any such agreement, contract or lease relating to Indebtedness), if the exercise of remedies thereunder by the other party to such agreement could have a Materially Adverse Effect.

     (g) Voluntary Bankruptcy Proceeding. Any Obligor shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) commence a proceeding seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due,
(vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

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     (h) Involuntary Bankruptcy Proceeding.  A case or other proceeding shall be commenced against any Obligor in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of any Obligor or of all or any substantial part of the assets, domestic or foreign, of any Obligor, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against any Obligor (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

     (i) Loan Documents. Any default or Event of Default (or similar term representing a default with no right to cure) under any other Loan Document shall occur or any Obligor shall default in the performance or observance of any material term, covenant, condition or agreement contained in, or the payment of any other sum covenanted to be paid by any Obligor under, any such Loan Document (which continues after any applicable cure period); or any provision of this Agreement, or of any other Loan Document after delivery thereof hereunder, shall for any reason cease to be valid and binding, other than a nonmaterial provision rendered unenforceable by operation of law, or any Obligor or other party thereto (other than the Lender) shall so state in writing; or this Agreement or any other Loan Document, after delivery thereof hereunder, shall for any reason (other than any action taken independently by the Lender and except to the extent permitted by the terms thereof) cease to create a valid, perfected and, except as otherwise expressly permitted herein, first priority Lien on, or security interest in, any of the Collateral purported to be covered thereby.

     (j) Judgment. One or more judgments or orders for the payment of money which individually or in the aggregate exceed $250,000 in amount shall be entered against any Obligor by any court and any such judgment or order shall continue undischarged or unstayed for 30 days, unless bonded for appeal.

     (k) Attachment. One or more warrants or writs of attachment or execution or similar process which individually or in the aggregate exceed $250,000 in value shall be issued against any property of any Obligor and any such warrant or process shall continue undischarged or unstayed for 30 days.

     (l) ERISA. (i) Any Termination Event with respect to a Benefit Plan shall occur that, after taking into account the excess, if any, of (A) the fair market value of the assets of any other Benefit Plan with respect to which a Termination Event occurs on the same day (but only to the extent that such excess is the property of a Borrower) over (B) the present value on such day of all vested nonforfeitable benefits under such other Benefit Plan, results in an Unfunded Vested Accrued Benefit in excess of $0, (ii) any Benefit Plan shall incur an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA) for which a waiver has not been obtained in accordance with the applicable provisions of the Code and ERISA, or (iii) a Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from a
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Borrower's  complete or partial withdrawal (as described in Section 4203 or
4205 of ERISA) from such Multiemployer Plan.

     (m) Qualified Audits. The independent certified public accountants retained by the Borrowers shall refuse to deliver an opinion in accordance with Section 9.01(a) with respect to the annual financial statements of the Borrowers.

     (n) Change of Control. If (i) any one Person or group of Persons has "beneficial ownership" (within the meaning Section 13(d) of the Securities Exchange Act of 1934, as amended), of 49% (on a fully-diluted basis) of all classes of capital stock of ILD entitled to vote in elections of directors of ILD, (ii) ILD shall cease to own, beneficially and of record, at least 55% of the outstanding capital stock of IOS or such ownership shall cease to vest in ILD voting control of IOS or (iii) there shall be any amendment to Article III of that certain Amended and Restated Shareholders' Agreement to be dated as of August 31, 1997, by and among ILD and the shareholders of ILD as of the date hereof.

     (o) Material Adverse Change. There occurs any act, omission, event, undertaking or circumstance or series of acts, omissions, events, undertakings or circumstances which have a Materially Adverse Effect.

     (p) Change in Management. Mr. Michael F. Lewis shall for any reason cease to be the Chairman of ILD and/or Mr. Dennis J. Stoutenburgh shall for any reason cease to be the President of ILD and 120 days shall have elapsed during which time no replacement(s) satisfactory to the Lender shall have been appointed.

     (q) Invalidity of Related Transactions Documents. Any of the Related Transactions Documents for any reason, other than a partial or full release or termination in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or the validity or enforceability thereof or any Related Transaction shall be contested or challenged by any party thereto or any of such parties' respective shareholders or any Governmental Authority, or any Obligor denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect.

     (r) LEC Payments. If on or before November 1, 1997, any and all LEC Payments to be received by a Borrower have not been redirected from a WorldCom account with First Union National Bank of North Carolina (or another similar account of a party other than a Borrower with a lending institution other than Lender) to Borrowers' account with Lender.

     (s) ILD Preferred Stock. WorldCom, for any reason, exercises its right to require ILD to repurchase the Preferred Stock Portion (as that term is defined in the Related Transactions Documents) of the consideration it receives in connection with the Related Transactions at any time prior to the Termination Date.

     (t) Reduction of Term Note. If on or before March 31, 1998, the Term Note shall not have been reduced by at least $500,000 from (a) the payment to Lender of the Net Proceeds of a Permitted Asset Disposition or (b) the proceeds of certain additional capital

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contribution  by the  existing  shareholders  of ILD in  addition  to those contributions required pursuant to subsection (u) of this Section.

     (u) ILD Capital. If on or before September 16, 1997, there shall not have been a contribution (in addition to the Contributions) by certain new or existing shareholders of ILD of not less than $1,650,000 to the capital of ILD.

     (v) Sale-Leaseback. If on or prior to October 2, 1997, Borrower shall not have (i) consummated a sale-leaseback of the Switches, and/or (ii) a contribution by certain new or existing shareholders of ILD to the capital of ILD which, in the aggregate, total at least $1,000,000.

     (w) Network Services Agreement. If on or prior to the date which is seventy-five (75) days following the Effective Date, Borrowers shall not have entered into a Network Services Agreement, in form and substance satisfactory to Lender in its sole discretion, with WorldCom.

     Section 11.02 Remedies.


     (a) Automatic Acceleration and Termination of Facilities. Upon the occurrence of an Event of Default specified in Section 11.01(g) or (h), (i) the principal of and the interest on the Loans and the Notes at the time outstanding, and all other amounts owed to the Lender under this Agreement or any of the Loan Documents and all other Secured Obligations, shall thereupon become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or any of the Loan Documents to the contrary notwithstanding, and (ii) the Revolving Credit Facility, the Term Loan and the commitment of the Lender to make advances thereunder or under this Agreement shall immediately terminate.

     (b) Other  Remedies.  If any Event of Default  (other than as  specified in
Section 11.01(g) or (h)) shall have occurred and be continuing, the Lender, in its sole and absolute discretion, may do any of the following:

          (i) declare the principal of and interest on the Loans and the Notes at the time outstanding, and all other amounts owed to the Lender under this Agreement or any of the Loan Documents and all other Secured
     Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Loan Documents to the contrary notwithstanding;

          (ii) terminate the Revolving Credit Facility, the Term Loan and any commitment of the Lender to make advances hereunder;

     (c) Further Remedies. If any Event of Default shall have occurred and be continuing, the Lender, in its sole and absolute discretion, may do any of the following:



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          (i) notify,  or request both of the Borrowers to notify, in writing or otherwise, any Account Debtor or obligor with respect to any one or more of the Receivables to make payment to the Lender or any agent or designee of the Lender, at such address as may be specified by the Lender, and, if, notwithstanding the giving of any notice, any Account Debtor or other such obligor shall make payments either Borrower, such Borrower shall hold all such payments it receives in trust for the Lender, without commingling the same with other funds or property of, or held by, such Borrower and shall deliver the same to the Lender or any such agent or designee immediately upon receipt by such Borrower in the identical form received, together with any necessary endorsements;

          (ii) settle or adjust disputes and claims directly with Account Debtors and other obligors on Receivables for amounts and on terms which the Lender considers advisable and in all such cases only the net amounts received by the Lender in payment of such amounts, after deductions of costs and attorneys' fees, shall constitute Collateral, and the Borrowers shall have no further right to make any such settlements or adjustments or to accept any returns of merchandise;


          (iii) enter upon any premises on which Collateral may be located and, without resistance or interference by the Borrowers, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Lender shall choose, without being liable to the Borrowers on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Lender shall act reasonably and in good faith;

          (iv) require the Borrowers to and the Borrowers shall, without charge to the Lender, assemble the Collateral and maintain or deliver it into the possession of the Lender or any agent or representative of the Lender at such place or places as the Lender may designate;

          (v) at the expense of the Borrowers, cause any of the Collateral to be placed in a public or field warehouse, and the Lender shall not be liable to the Borrowers on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Lender shall act reasonably and in good faith;

          (vi) without notice, demand or other process, and without payment of any rent or any other charge, enter any of the Borrowers' premises and, without breach of the peace, until the Lender completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Equipment, for the purpose of (A) completing any work in process, preparing any Collateral for disposition and disposing thereof, and (B) collecting any Receivable, and the Lender is hereby granted a license or sublicense and all other rights as may be necessary, appropriate or desirable to use the Intellectual Property in connection with the foregoing, and the rights of the Borrowers under all licenses and franchise agreements shall inure to the
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     Lender's  benefit  (provided,  however,  that any use of any federally registered trademarks as to any goods shall be subject to the control as to the quality of such goods of the owner of such trademarks and the goodwill of the business symbolized thereby);

          (vii) exercise any and all of its rights hereunder and under any and all of the Security Documents;

          (viii) apply any cash Collateral to the payment of the Secured Obligations in any order in which the Lender may elect or use such cash in connection with the exercise of any of its other rights hereunder or under any of the Security Documents;

          (ix) establish or cause to be established one or more Lockboxes or other arrangement for the deposit of proceeds of Receivables, and, in such case, the Borrowers shall cause to be forwarded to the Lender at the Lender's Office, on a daily basis, copies of all checks and other items of payment and deposit slips related thereto deposited in such Lockboxes, together with collection reports in form and substance satisfactory to the Lender; and

          (x) exercise all of the rights and remedies of a secured party under the UCC (whether or not the UCC is applicable) and under any other applicable law, including, without limitation, the right, without notice except as specified below and with or without taking the possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Lender, for cash, on credit or for future delivery and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Borrowers agree that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Borrowers of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall also constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     Section 11.03 Application of Proceeds. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as follows:

     (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees actually incurred,

     (b) Second: to the payment of the Secured Obligations (with the Borrowers remaining liable for any deficiency) in any order which the Lender may elect, and


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




     (c) Third: the balance (if any) of such proceeds shall be paid to the Borrowers or, subject to any duty imposed by law or otherwise, to whomsoever is entitled thereto.

The Borrowers shall remain liable and will pay, on demand, any deficiency remaining in respect of the Secured Obligations, together with interest thereon at a rate per annum equal to the highest rate then payable hereunder on such Secured Obligations, which interest shall constitute part of the Secured Obligations.

     Section 11.04 Power of Attorney. In addition to the authorizations granted to the Lender under Section 7.15 or under any other provision of this Agreement or any of the Loan Documents, upon and after an Event of Default, each Borrower hereby irrevocably designates, makes, constitutes and appoints the Lender (and all Persons designated by the Lender from time to time) as such Borrower's true and lawful attorney and agent in fact, and the Lender or any agent of the Lender may, without notice to such Borrower, and at such time or times as the Lender or any such agent in its sole discretion may determine, in the name of such Borrower or the Lender,

     (a) demand payment of the Receivables, enforce payment thereof by legal proceedings or otherwise, settle, adjust, compromise, extend or renew any or all of the Receivables or anylegal proceedings brought to collect the Receivables, discharge and release the Receivables or any of them and exercise all of the Borrowers' individual or collective rights and remedies with respect to the collection of Receivables,

     (b) prepare, file and sign the name of either of the Borrowers on any proof of claim in bankruptcy or any similar document against any Account Debtor or any notice of Lien, assignment or satisfaction of Lien or similar document in connection with any of the Collateral,

     (c) endorse the name of either of the Borrowers upon any chattel paper, document, instrument, notice, freight bill, bill of lading or similar document or agreement relating to the Receivables, the Inventory or any other Collateral,

     (d) use the stationery of either of the Borrowers, open either of the Borrowers' mail, notify the post office authorities to change the address for delivery of either of the Borrowers' mail to an address designated by the Lender and sign the name of either of the Borrowers to verifications of the Receivables and on any notice to the Account Debtors,

     (e) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Receivables, Inventory, Equipment or other Collateral to which either of the Borrowers or any Subsidiary of the Borrowers has access.

     Section 11.05 Miscellaneous Provisions Concerning Remedies.

     (a) Rights Cumulative. The rights and remedies of the Lender under this Agreement, the Notes and each of the Loan Documents shall be cumulative and not exclusive
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of any rights or remedies  which it or they would  otherwise  have. In exercising such rights and remedies, the Lender may be selective and no failure or delay by the Lender in exercising any right shall operate as a waiver of such right nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

     (b) Waiver of Marshaling. The Borrowers hereby waive any right to require any marshaling of assets and any similar right.

     (c) Limitation of Liability. Nothing contained in this Article 11 or elsewhere in this Agreement or in any of the Loan Documents shall be construed as requiring or obligating the Lender or any agent or designee of the Lender to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or notice or take any action with respect to any Receivable or any other Collateral or the moneys due or to become due thereunder or in connection therewith or to take any steps necessary to preserve any rights against prior parties, and neither the Lender nor any of its agents or designees shall have any liability to either of the Borrowers for actions taken pursuant to this Article 11, any other provision of this Agreement or any of the Loan Documents, so long as the Lender or such agent or designee shall act reasonably and in good faith.

     (d) Appointment of Receiver. In any action under this Article 11, the Lender shall be entitled to the appointment of a receiver, without notice of any kind whatsoever, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon such receiver.

     Section 11.06 Trademark License. Each of the Borrowers hereby grants to the Lender the nonexclusive right and license to use any trademark then used by either of the Borrowers, for the purposes set forth in Section 11.02(c)(vi) and for the purpose of enabling the Lender to realize on the Collateral and to permit any purchaser of any portion of the Collateral through a foreclosure sale or any other exercise of the Lender's rights and remedies under the Loan Documents to use, sell or otherwise dispose of the Collateral bearing any such trademark. Such right and license is granted free of charge, without the requirement that any monetary payment whatsoever be made to either of the Borrowers or any other Person by the Lender. The Borrowers hereby represent, warrant, covenant and agree that it presently has, and shall continue to have, the right, without the approval or consent of others, to grant the license set forth in this Section 11.06.


                             ARTICLE 12 - MISCELLANEOUS

     Section 12.01 Notices.

     (a) Method of Communication. Except as specifically provided in this Agreement or in any of the Loan Documents, all notices and the communications hereunder and thereunder shall be in writing or by telephone subsequently confirmed in writing. Notices in

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writing shall be delivered personally or sent by overnight courier service, by certified or registered mail, postage pre-paid, or by facsimile transmission and shall be deemed received, in the case of personal delivery, when delivered, in the case of overnight courier service, on the next Business Day after delivery to such service, in the case of mailing, on the third day after mailing (or, if such day is a day on which deliveries of mail are not made, on the next succeeding day on which deliveries of mail are made) and, in the case of facsimile transmission, upon transmittal; provided that in the case of notices to the Lender, the Lender shall be charged with knowledge of the contents thereof only when such notice is actually received by the Lender. A telephonic notice to the Lender as understood by the Lender will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

     (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address of which all the other parties are notified in writing.


         If to the Borrowers:       ILD Teleservices, Inc.
                                    14651 Dallas Parkway, Suite 905
                                    Dallas, Texas 75240
                                    Attn:  Mr. Dennis Stoutenburgh
                                    Facsimile No.: (972) 503-1919

                                    and

                                    ILD Teleservices, Inc.
                                    13000 Sawgrass Village Circle
                                    Suite 5
                                    Ponte Vedra Beach, Florida 32082
                                    Attention: Mr. Michael F. Lewis
                                    Facsimile No.: (904) 285-3616

         with a copy to             Cashin, Morton & Mullins
                                    Two Midtown Plaza, Suite 1900
                                    1360 Peachtree Street, N.E.
                                    Atlanta, Georgia 30309-3214
                                    Attn: C. Read Morton, Jr.
                                    Facsimile No.: (404) 870-1529

         If to the Lender:          NationsBank, N.A.
                                    c/o NationsBank Business Credit
                                    600 Peachtree Street, 13th Floor
                                    Atlanta, GA  30308
                                    Attention: Ms. Angela Peterson Leake
                                    Facsimile No.:  (404) 607-6437


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         with a copy to:            Smith, Gambrell & Russell, LLP
                                    Promenade II, Suite 3100
                                    1230 Peachtree Street, N.E.
                                    Atlanta, Georgia 30309
                                    Attention: Bruce W. Moorhead, Jr., Esq.
                                    Facsimile No.: (404) 815-3509

     (c) Lender's Office. The Lender hereby designates its office located at 600 Peachtree Street, 13th Floor, Atlanta, Georgia 30308, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers, as the office to which payments due are to be made and at which Loans will be disbursed.

     Section 12.02 Expenses. The Borrowers agree to pay or reimburse on demand all costs and expenses incurred by the Lender, including, without limitation, the reasonable and actual fees and disbursements of counsel, in connection with
(a) the negotiation, preparation, execution, delivery, administration, enforcement and termination of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including, without limitation, (i) the out-of-pocket costs and expenses incurred in connection with the administration and interpretation of this Agreement and the other Loan Documents, (ii) the costs and expenses of appraisals of the Collateral, (iii) taxes, fees and other charges of filing the Financing Statements and continuations and the costs and expenses of taking other actions to perfect, protect, and continue the Security Interest; (b) the preparation, execution and delivery of any waiver, amendment, supplement or consent by the Lender relating to this Agreement or any of the Loan Documents; (c) sums paid or obligations incurred in connection with the payment of any amount or taking any action required of the Borrowers under the Loan Documents that the Borrowers fail to pay or take; (d) costs of inspections and verifications of the Collateral, including, without limitation, standard per diem fees charged by the Lender, travel, lodging, and meals for inspections of the Collateral and the Borrowers' operations and books and records by the Lender's agents whenever an Event of Default exists; (e) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the cash management system; (f) costs and expenses of preserving and protecting the Collateral; (g) after the occurrence of a Default, consulting with and obtaining opinions and appraisals from one or more Persons, including real estate and personal property appraisers, accountants and lawyers, concerning the value of any Collateral for the Secured Obligations or related to the nature, scope or value of any right or remedy of the Lender hereunder or under any of the Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the fees and disbursements of such Persons; and (h) costs and expenses paid or incurred to obtain payment of the Secured Obligations, enforce the Security Interest, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by the Lender.

The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers. The Borrowers hereby authorize
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



the Lender to debit the Borrowers' loan accounts (by increasing the principal amount of the Revolving Credit Loan) in the amount of any such costs and expenses owed by the Borrowers when due.

     Section 12.03 Stamp and Other Taxes. The Borrowers will pay any and all stamp, registration, recordation and similar taxes, fees or charges and shall indemnify the Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the Loan Documents or the perfection of any rights or security interest thereunder.

     Section 12.04 Setoff. In addition to any rights now or hereafter granted under applicable law, and not by way of limitation of any such rights, upon and after the occurrence of any Default or Event of Default, the Lender and any participant with the Lender in the Loans are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lender or any participant to or for the credit or the account of the Borrowers against and on account of the Secured Obligations irrespective or whether or not (a) the Lender shall have made any demand under this Agreement or any of the Loan Documents, or (b) the Lender shall have declared any or all of the Secured Obligations to be due and payable as permitted by Section 11.02 and although such Secured Obligations shall be contingent or unmatured.

     Section 12.05 Litigation. EACH OF THE LENDER AND THE BORROWERS HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST EITHER OF THE BORROWERS OR THE LENDER ARISING OUT OF THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN EITHER OF THE BORROWERS AND THE LENDER OF ANY KIND OR NATURE. THE BORROWERS AND THE LENDER HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE LENDER, ANY COURT IN WHICH THE LENDER SHALL INITIATE LEGAL OR EQUITABLE
PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY AND WHICH SITS IN A JURISDICTION IN WHICH EITHER OF THE BORROWERS TRANSACT BUSINESS SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN EITHER OF THE BORROWERS AND THE LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. BOTH OF THE BORROWERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING
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COMMENCED IN SUCH COURTS,  HEREBY WAIVING  PERSONAL  SERVICE OF THE SUMMONS
AND COMPLAINT OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BOTH OF THE BORROWERS AT THE ADDRESS SET FORTH IN SECTION 12.01(b), WHICH SERVICE SHALL BE DEEMED MADE UPON RECEIPT THEREOF. THE NON-EXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

     Section 12.06 Waiver of Rights. BOTH OF THE BORROWERS HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE ALL RIGHTS WHICH EITHER OF THE BORROWERS HAVE UNDER CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW TO NOTICE AND TO A JUDICIAL HEARING PRIOR TO THE ISSUANCE OF A WRIT OF POSSESSION ENTITLING THE LENDER, ITS SUCCESSORS AND ASSIGNS TO POSSESSION OF THE COLLATERAL UPON DEFAULT OR EVENT OF DEFAULT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND WITHOUT LIMITING ANY OTHER RIGHT WHICH THE LENDER MAY HAVE, BOTH OF THE BORROWERS CONSENT THAT, IF THE LENDER FILES A PETITION FOR AN IMMEDIATE WRIT OF POSSESSION IN COMPLIANCE WITH SECTIONS 44-14-261 AND 44-14-262 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW AND THIS WAIVER OR A COPY HEREOF IS ALLEGED IN SUCH PETITION AND ATTACHED THERETO, THE COURT BEFORE WHICH SUCH PETITION IS FILED MAY DISPENSE WITH ALL RIGHTS AND PROCEDURES HEREIN WAIVED AND MAY ISSUE FORTHWITH AN IMMEDIATE WRIT OF POSSESSION IN ACCORDANCE WITH CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR IN ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW, WITHOUT THE NECESSITY OF AN ACCOMPANYING BOND AS OTHERWISE REQUIRED BY SECTION 44-14-263 OF THE OFFICIAL CODE OF GEORGIA OR IN ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW. EACH OF THE BORROWERS HEREBY ACKNOWLEDGES THAT IT HAS READ AND FULLY UNDERSTANDS THE TERMS OF THIS WAIVER AND THE EFFECT HEREOF.

     Section 12.07 Reversal of Payments. To the extent the Borrowers make a payment or payments to the Lender or the Lender receives any payment or proceeds of the Collateral for the Borrowers' benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, the Lender shall have the continuing and exclusive right to apply, reverse and re-apply any and all payments to any portion of the Secured Obligations, and, to the extent of such payment or proceeds received, the Secured Obligations or part
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                                       71

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thereof  intended to be  satisfied  shall be revived and  continued in full force and effect, as if such payment or proceeds had not been received by the Lender.

     Section 12.08 Injunctive Relief. The Borrowers recognize that, in the event the Borrowers fail to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lender; therefore, the Borrowers agree that the Lender, at the Lender's option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 12.09 Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Borrowers to determine whether they are in compliance with any covenant contained herein, shall, unless there is an express written direction or consent by the Lender to the contrary, be performed in accordance with GAAP.

     Section 12.10 Assignment; Participation. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither of the Borrowers may assign or transfer any of its or their rights under this Agreement. The Lender may assign to one or more Persons, or sell participations to one or more Persons in, all or a portion of its rights and obligations hereunder and under the Notes and, in connection with any such assignment or sale of a participation, may assign its rights and obligations under the Security Documents. The Lender may, in connection with any assignment or proposed assignment or sale or proposed sale of a participation, disclose to the assignee or proposed assignee or participant or proposed participant any information relating to the Borrowers furnished to the Lender by or on behalf of the Borrowers.

     Section 12.11 Amendments. Any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived and any departure therefrom may be consented to if, but only if, such amendment, waiver or consent is in writing signed by the Lender and, in the case of an amendment, by the Borrowers. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     Section 12.12 Performance of Borrowers' Duties. The Borrowers' obligations under this Agreement and each of the Loan Documents shall be performed by the Borrowers at their sole cost and expense. If one or more of the Borrowers shall fail to do any act or thing which it or they have covenanted to do under this Agreement or any of the Loan Documents, the Lender may (but shall not be obligated to) do the same or cause it to be done either in the name of the Lender or in the name and on behalf of one or more of the Borrowers, and the Borrowers hereby irrevocably authorize the Lender so to act.

     Section 12.13 Indemnification. The Borrowers agree to reimburse the Lender for all reasonable costs and expenses, including reasonable counsel fees actually incurred and disbursements, incurred and to indemnify and hold the Lender harmless from and against all losses suffered by the Lender, other than losses resulting from the Lender's gross negligence or willful misconduct, in connection with (a) the exercise by the Lender of any right or

78369
                                       72
remedy granted to it under this Agreement or any of the Loan Documents, (b) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement or any of the Loan Documents, except in the case of a dispute between the Borrowers and the Lender in which the Borrowers prevail in a final unappealed or unappealable judgment, and (c) the collection or enforcement of the Secured Obligations or any of them.

     Section 12.14 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lender and any Persons designated by the Lender pursuant to any provisions of this Agreement or any of the Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Secured Obligations or the Term Loan remain unpaid or unsatisfied or the Revolving Credit Facility has not been terminated.

     Section 12.15 Survival.  Notwithstanding any termination of this Agreement,
(a) until the Term Loan and all Secured Obligations have been paid in full and the Revolving Credit Facility terminated, the Lender shall retain its Security Interest and shall retain all rights under this Agreement and each of the Security Documents with respect to the Collateral as fully as though this Agreement had not been terminated, and (b) the indemnities to which the Lender is entitled under the provisions of this Article 12 and any other provision of this Agreement and the LoanDocuments shall continue in full force and effect and shall protect the Lender against events arising after such termination as well as before.

     Section 12.16 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 12.17 Governing Law. This Agreement and the Notes shall be construed in accordance with and governed by the law of the State of Georgia.

     Section 12.18 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

     Section 12.19 Reproduction of Documents. This Agreement, each of the Loan Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Lender, and (c) financial statements, certificates and other information previously or hereafter furnished to the Lender, may be reproduced by the Lender by any photographic, photostatic, microcard, microfilm, miniature photographic or other similar process, and the Lender may destroy any original document so reproduced. Each party hereto stipulates that, to the extent permitted by applicable laws any such reproduction shall be as admissible in evidence as the
78369
                                       73
original itself in any judicial or administrative proceeding (whether or not the original shall be in existence and whether or not such reproduction was made by such Lender in the regular course of business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 12.20 Funds Transfer Services.

     (a) Each Borrower acknowledges that the Lender has made available to it a description of security procedures regarding funds transfers executed by the Lender or an affiliate bank at the request of such Borrower (the "Security Procedures"). Each Borrower and the Lender agree that the Security Procedures are commercially reasonable. Each Borrower further acknowledges that the full scope of the Security Procedures which the Lender or such affiliate bank offers and strongly recommends for funds transfers is available only if such Borrower communicates directly with the Lender or such affiliate bank as applicable in accordance with said procedures. If either Borrower attempts to communicate by any other method or otherwise not in accordance with the Security Procedures, the Lender or such affiliate bank, as applicable, shall not be required to execute such instructions, but if the Lender or such affiliate bank, as applicable, does so, such Borrower will be deemed to have refused the Security Procedures that the Lender or such affiliate bank, as applicable, offers and strongly recommends, and such Borrower will be bound by any funds transfer, whether or not authorized, which is issued in such Borrower's name and accepted by the Lender or such affiliate bank, as applicable, in good faith. The Lender or such affiliate bank, as applicable, may modify the Security Procedures at such time or times and in such manner as the Lender or such affiliate bank, as applicable, in its sole discretion, deems appropriate to meet prevailing standards of good banking practice. By continuing to use the Lender's or such affiliate bank's, as applicable, wire transfer services after receipt of any modification of the Security Procedures, each Borrower agrees that the Security Procedures, as modified, are likewise commercially reasonable. Each Borrower further agrees to establish and maintain procedures to safeguard the Security Procedures and any information related thereto.

     (b) The Lender or such affiliate bank, as applicable, will generally use the Fedwire funds transfer system for domestic funds transfers, and the funds transfer system operated by the Society for Worldwide International Financial Telecommunication (SWIFT) for international funds transfers. International funds transfers may also be initiated through the Clearing House InterBank Payment System (CHIP) or international cable. However, the Lender or such affiliate bank, as applicable, may use any means and routes that the Lender or such affiliate bank, as applicable, in its sole discretion, may consider suitable for the transmission of funds. Each payment order, or cancellation thereof, carried out through a funds transfer system or a clearing house will be governed by all applicable funds transfer system rules and clearing house rules and clearing arrangements, whether or not the Lender or such affiliate bank, as applicable, is a member of the system, clearing house or arrangement and each Borrower acknowledges that the Lender's or such affiliate bank's, as applicable, right to reverse, adjust, stop payment or delay posting of an executed payment order is subject to the laws, regulations, rules, circulars and arrangements described herein.


78369
                                       74

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.


                                             BORROWERS:

                                             ILD TELESERVICES, INC.


Attest:                                      By: /s/ Dennis Stoutenburgh
                                                 -----------------------------
                                             Name:_____________________________
                                             Title:____________________________
Name:______________________________
Title:_____________________________

[CORPORATE SEAL]

                                             INTELLICALL OPERATOR SERVICES,
                                             INC.


Attest:                                      By:/s/ Dennis Stoutenburgh
                                                -------------------------------

Name:_______________________________

Title:______________________________
Name:_______________________________
Title:______________________________

[CORPORATE SEAL]

                                             LENDER:
                                             NATIONSBANK, N.A.

                                             By:______________________________

Name:______________________________

Title:_____________________________


78369
                                       75

                                   EXHIBIT "A"


                              REVOLVING CREDIT NOTE

$20,000,000.00                                          ________________, 1997

         FOR VALUE RECEIVED, on ______________, 2001, the undersigned promise to pay to the order of NationsBank, N.A. (hereinafter, together with any holder hereof, called "Holder") at Atlanta, Georgia (or at such other place as the Holder may designate in writing to the undersigned) the principal amount of $20,000,000.00 or so much thereof as has been advanced hereunder.

         The undersigned shall pay interest as provided in that certain Loan and Security Agreement between the undersigned and Holder dated ______________, 1997 (the "Loan Agreement").

         It is contemplated that the principal sum evidenced by this Note may be reduced from time to time and that additional advances may be made from time to time, as provided in the Loan Agreement; provided, however, that the outstanding principal amount evidenced by this Note shall not exceed the maximum amount provided in the Loan Agreement.

         This Note is subject to the terms and conditions to the Loan Agreement.

         No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder, under the Loan Agreement, the Security Documents or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement, the Security Documents, or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

         Principal and interest on this Note shall be payable and paid in lawful money of the United States of America

         Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice therefrom, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees actually incurred if collected by or through an attorney.

         The provisions of this Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of Georgia.



78369

         IN WITNESS WHEREOF, the undersigned have caused this Note to be executed, sealed and delivered in Atlanta, Georgia, in their corporate names, by and through their respective duly authorized officers, as of the day and year first above written.

                                            ILD TELESERVICES, INC.


Attest:                                     By:________________________________
                                            Name:______________________________
                                            Title:_____________________________
Name:______________________________
Title:_____________________________

[CORPORATE SEAL]
                                            INTELLICALL OPERATOR SERVICES,
                                            INC.


Attest:                                     By:________________________________

Name:______________________________

Title:_____________________________
Name:______________________________
Title:_____________________________

[CORPORATE SEAL]

78369
                                        2

                                   EXHIBIT "B"

                                    TERM NOTE


$5,000,000.00                                              ________________,
1997

         FOR VALUE RECEIVED, on ______________, 2001, the undersigned promise to pay to the order of NationsBank, N.A. (hereinafter, together with any holder hereof, called "Holder") at Atlanta, Georgia (or at such other place as the Holder may designate in writing to the undersigned) the principal amount of $5,000,000.00 or so much thereof as has been advanced hereunder.

         The undersigned shall pay principal and interest as provided in that certain Loan and Security Agreement between the undersigned and Holder dated ______________, 1997 (the "Loan Agreement").

         It is contemplated that the principal sum evidenced by this Note shall be reduced from time to time, as provided in the Loan Agreement.

         This Note is subject to the terms and conditions to the Loan Agreement.

         No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder, under the Loan Agreement, the Security Documents or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement, the Security Documents, or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

         Principal and interest on this Note shall be payable and paid in lawful money of the United States of America

         Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice therefrom, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees actually incurred if collected by or through an attorney.

         The provisions of this Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of Georgia.



78369

         IN WITNESS WHEREOF, the undersigned have caused this Note to be executed, sealed and delivered in Atlanta, Georgia, in their corporate names, by and through their respective duly authorized officers, as of the day and year first above written.

                                            ILD TELESERVICES, INC.


Attest:                                     By:________________________________
                                            Name:______________________________
                                            Title:_____________________________
Name:______________________________
Title:_____________________________

[CORPORATE SEAL]
                                            INTELLICALL OPERATOR SERVICES,
                                            INC.


Attest:                                     By:________________________________

Name:______________________________

Title:_____________________________
Name:______________________________
Title:_____________________________

[CORPORATE SEAL]

78369
                                        2

                                   EXHIBIT "C"

                           BORROWING BASE CERTIFICATE


                                 [See Attached.]

78369
                                        3